UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08030

Name of Registrant: Royce Micro-Cap Trust, Inc.

Address of Registrant: 1414 Avenue of the Americas
New York, NY 10019

Name and address of agent for service:	John E. Denneen, Esquire
1414 Avenue of the Americas
New York, NY 10019

Registrant’s telephone number, including area code: (212) 486-1445
Date of fiscal year end: December 31
Date of reporting period: January 1, 2003 - June 30, 2003

Item 1: Reports to Shareholders

2003 Semiannual Report

THE ROYCE FUNDS Value Investing In Small Companies For More Than 25 Years ROYCE VALUE TRUST ROYCE MICRO-CAP TRUST ROYCE FOCUS TRUST

www.roycefunds.com

A FEW WORDS ON CLOSED-END FUNDS

Royce & Associates, LLC manages three closed-end funds: Royce Value Trust, the first small-cap value closed-end fund offering; Royce Micro-Cap Trust, the only micro-cap closed-end fund; and Royce Focus Trust, a closed-end fund that invests in a limited number of domestic companies.

A closed-end fund is an investment company whose shares are listed on a stock exchange or are traded in the over-the-counter market. Like all investment companies, including open-end mutual funds, the assets of a closed-end fund are professionally managed in accordance with the investment objectives and policies approved by the fund’s Board of Directors. A closed-end fund raises cash for investment by issuing a fixed number of shares through initial and other public offerings which may include periodic rights offerings. Proceeds from the offerings are invested in an actively managed portfolio of securities. Investors wanting to buy or sell shares of a publicly traded closed-end fund after the offerings must do so on a stock exchange or the Nasdaq market, as with any publicly traded stock. This is in contrast to open-end mutual funds, where the fund sells and redeems its shares on a continuous basis.

A CLOSED-END FUND OFFERS SEVERAL DISTINCT ADVANTAGES NOT AVAILABLE FROM AN OPEN-END FUND STRUCTURE

  Since a closed-end fund does not issue redeemable securities or offer its securities on a continuous basis, it does not need to liquidate securities or hold uninvested assets to meet investor demands for cash redemptions, as an open-end fund must.
  In a closed-end fund, not having to meet investor redemption requests or invest at inopportune times is ideal for value managers who attempt to buy stocks when prices are depressed and sell securities when prices are high.
  A closed-end fund may invest more freely in less liquid portfolio securities because it is not subject to potential stockholder redemption demands. This is particularly beneficial for Royce-managed closed-end funds, which invest in small- and micro-cap securities.
  The fixed capital structure allows permanent leverage to be employed as a means to enhance capital appreciation potential.
  Unlike open-end funds, our closed-end funds are able to distribute capital gains on a quarterly basis. Royce Value Trust and Royce Micro-Cap Trust have adopted a quarterly distribution policy for their common stock.

We believe that the closed-end fund structure is very suitable for the long-term investor who understands the benefits of a stable pool of capital.

WHY DIVIDEND REINVESTMENT IS IMPORTANT

A very important component of an investor’s total return comes from the reinvestment of distributions. By reinvesting distributions, our investors can maintain an undiluted investment in a Fund. To get a fair idea of the impact of reinvested distributions, please see the charts on pages 13, 15 and 17. For additional information on the Funds’ Distribution Reinvestment and Cash Purchase Options and the benefits for stockholders, see page 18.

THE ROYCE FUNDS

SEMIANNUAL REPORT REFERENCE GUIDE

For more than 25 years, our approach has focused on evaluating a company’s current worth — our assessment of what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market. This analysis takes into consideration a number of relevant factors, including the company’s future prospects. We select these securities using a risk-averse value approach, with the expectation that their market prices should increase toward our estimate of their current worth, resulting in capital appreciation for Fund investors.

	NAV AVERAGE ANNUAL TOTAL RETURNS Through June 30, 2003
	FUND	2ND QUARTER 2003*	JAN-JUN 2003*	1-YEAR	3-YEAR	5-YEAR	SINCE INCEPTION	INCEPTION DATE

	Royce Value Trust	21.90%	13.77%	-4.01%	6.17%	6.51%	11.34%	11/26/86
	Royce Micro-Cap Trust	27.45	19.32	-2.68	8.18	7.02	11.88	12/14/93
	Royce Focus Trust	28.06	18.66	3.40	11.07	5.64	8.89	11/1/96**
	Russell 2000	23.42	17.88	-1.64	-3.30	0.97

	Royce Value Trust’s 10-year NAV average annual total return for the period ended 6/30/03 was 11.21%.

*	Not annualized.
**	Date Royce & Associates, LLC assumed investment management responsibility.

LETTER TO OUR STOCKHOLDERS

Charles M. Royce, President

We are often asked what role earnings play in our company valuations. Along with balance sheet and cash flow analysis, an examination of earnings is one of the key components in our stock selection process. In general, we think of earnings in two ways, each of which is highly important. First, we closely examine a company’s earnings history. This tells us not only if a company has been good at making money, but also gives us insight into how it has fared when earnings were poor or non-existent. This kind of analysis is especially critical when looking at cyclical businesses, which often have variant earnings patterns more or less in line with their business cycle.

(continued on page 4)

THE MARKET: RELOADED

A s any viewer of the film The Matrix: Reloaded can testify, perceptions are often mistaken and reality is not always what it appears to be. One needs to be careful not to confuse what might feel real with what actually is real. As experienced investors, we would never confuse a three-month market rally with a substantial recovery for equities, yet even we were stunned by the market’s reversal of direction during the opening half of 2003. It was a period marked by extreme events, both in the stock market and the wider world. Initially, the equity market eerily reflected the mood of the country. Information about the war was instantly mirrored in the movements of the market. Prices were wildly volatile, though mostly falling, in the weeks leading up to the invasion of Iraq, giving most equity securities negative first-quarter returns. Once the fighting began, equity prices stabilized until it looked for a brief moment as if “Shock and Awe” was not running as smoothly as planned, which sent prices plummeting once again. Shortly after victory seemed assured, stocks shared in the celebration by moving higher. With victory came the perception that the stock market had somehow righted itself after the long bear market. When several companies reported modest earnings growth around the time that Baghdad fell, the stage was set

2 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003

for a full-scale rally. Prices continued to climb through April, and by mid-May some genuine momentum had been established. Like the omnipresent computer program that gives The Matrix its name, the market proved relentless and nearly impossible to stop once it was up and running again.
     How does an intrepid investor make sense of the now reloaded stock market? The dramatic comeback of equities is surely welcome news, but with only a partial earnings recovery to support it, how much longer can it last? The investment mindset has shifted from the fatalistic attitude of the last few years (especially virulent from 2002’s third quarter through this year’s first) to a confident outlook that seemed to spring up as soon as spring began. The perception of many is that the stock market is in great shape again, the bear market is over and all is well. The reality may not be quite so fabulous. While we still believe that the October 2002 market bottoms should hold, we would offer the caveat that there are many stocks whose gains have outraced their underlying value in anticipation of earnings (or similar good news) that may not arrive for some time. On the whole, we think that the improved picture is encouraging, yet the gap between perception and reality can be quite costly in equity investing. Investors should bear in mind that market volatility remains a reality even in the midst of a rally.
     We do not want to see a return to the often uninformed euphoria that characterized the late ’90s, but the frantic pace of the current rally leads us to suspect that a certain amount of this kind of optimism may have crept back into buyers’ minds. A new form of speculation seems to be emerging in which investors unhappy with the limited return potential for bonds are therefore eager to purchase stocks on the idea that their returns are higher. We cannot think of a poorer reason to buy equities. More to the point, if bonds do poorly — which we view as likely in a rising interest rate environment — it is not necessarily a positive for stocks. Stocks have historically represented higher return potential than bonds, but the attendant risk is higher, too. We suspect that this latter point may be lost on investors reeling from the effects of years of falling interest rates and plummeting stock prices.

The perception of many is that the stock market is in great shape again, the bear market is over and all is well. The reality may not be quite so fabulous.

THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 3

These types of companies appeal to us because we are often able to buy them near the low point in the cycle, when negative sentiment is exaggerated. Negative earnings are not a deterrent as long as we think that a company has what it takes to recover and resume its growth. We generally look at normalized earnings over three years or more, which gives us a good idea of not only what a company’s long-term earnings pattern has been, but its specific earnings’ history as well. We might discover that a particular company did not suffer earnings difficulties to the same degree as its competitors, or that it recovered quickly from a slowdown or cessation of earnings. How a business deals with adversity is very revealing.

(continued on page 6)

LETTER TO OUR STOCKHOLDERS

SMALL-CAPS GO WILD!

     While some people opted for the beach or the movie theater, many investors decided that small-cap and Technology stocks would be the hot summer destinations. The Russell 2000 finished the year-to-date period ended 6/30/03 up 17.9%, ahead of its large-cap counterpart the S&P 500, which finished the same period up 11.8%. The rally has thus far been especially kind to growth-oriented companies, as evidenced by the Nasdaq Composite’s strong showing year-to-date, up 21.5%. This stands to reason in part because many of the more speculative issues had been so severely punished throughout the long bear market. In fact, Technology’s relative strength was apparent both in 2002’s late-year rally and in the early months of 2003. Of the three major stock indices, only the Nasdaq Composite emerged from the mostly dismal first quarter with a positive return. It was up 0.4% versus respective losses of 4.5% and 3.2% for the Russell 2000 and S&P 500.
     What is less certain is how long the market’s advance will hold up: Many Technology (and other) companies have shown improved earnings, but arguably not enough to support the gains that their increased share prices might otherwise indicate. Simply because certain stocks lost money over an extended period of time does not mean that a proportionate recovery should be expected as the environment for equities begins to improve. This is especially the case for those securities that were grossly over-inflated prior to their descent. While it is not unusual in the early stages of a rally for an up market to operate on the inverted logic that what went down must come up, unimpeded progress is not the market’s historical norm.
     Considering their own reputation for volatility (as well as frailty), small-cap stocks have shined in the current rally after weathering the bear market surprisingly well. From the October 2002 small-cap bottom, the Russell 2000 was up 38.6%, versus respective gains of 45.7% and 27.1% for the Nasdaq Composite and S&P 500. In this year’s second quarter, the Russell 2000 was up 23.4%, enjoying its best quarterly showing in nearly 16 years and its fourth best quarterly performance since its inception in 1979. The S&P 500 (+15.4%) had its best showing since the fourth quarter of 1998, while the Nasdaq Composite (+21.0%) cruised to its best mark since 2001’s fourth quarter.

4 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003

FINDING VALUE

     Just as small-caps held their own through the bear market in defiance of conventional wisdom, small-cap value stocks have so far acquitted themselves well in the recent rally. Many market analysts hold the idea that value stocks should lag in vigorous up markets, at times becoming as lost as the tiny fish, Nemo, in the current animated film, Finding Nemo. While Nemo’s father needed help to search the ocean for his missing son, small-cap value companies did not vanish from the sea of equities, but instead swam near the front of the school, though small-cap growth took the lead. The Russell 2000 Growth Index stayed ahead of the Russell 2000 Value Index in both the second quarter and the year-to-date period ended 6/30/03. Small-cap growth was up 24.2% for the quarter and 19.3% year to date, while small-cap value was up 22.7% for the quarter and 16.5% year to date. It marked the third consecutive quarter in which growth outpaced value within small-cap. In fact, when small-cap value lost ground to growth in the more difficult first quarter, -5.1% versus -3.9%, it revealed the market strength shown by more growth-oriented companies before the current upswing was fully underway. As measured by the respective Russell 2000 Indices, growth has also had the performance edge from the small-cap market bottom on 10/9/02 through 6/30/03, returning 41.9% versus 35.5% for value.
     The substantial breadth of the rally has allowed small-cap value returns to remain competitive even in the midst of recent outperformance by their growth cousins. The price of Technology and other growth stocks soared, but nearly all industries have been participating. Small-cap value’s competitiveness is a pleasant sequel to its strong performance in the recent bear market. When viewed over longer-term periods, small-cap value has generally outperformed small-cap growth. From the small-cap market peak on 3/9/00 through 6/30/03, the Russell 2000 Value Index was up 38.1% versus a decline of 55.2% for the Russell 2000 Growth Index. Russell’s small-cap value index also beat small-cap growth for the three-, five-, 10-, 15- and 20-year periods ended 6/30/03.

We use many different measures to determine company quality, generally beginning with strong balance sheets that show relatively little or no debt, solid long-term earnings histories and the proven ability to generate free cash flow. A company’s unrecognized asset values, future prospects for growth or turnaround potential following difficulties such as an earnings disappointment can also be critical factors as we search for value as diligently as Nemo’s dad.

THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 5

LETTER TO OUR STOCKHOLDERS

During this process, we focus primarily on operating earnings which to us represent earnings in their purest form. This helps us to avoid the often confusing accounting practices of adjusting earnings for items such as interest expenses, gains from sales of business units and other non-recurring items. As long-term investors, we are also interested in long-term expenses such as depreciation because they offer clues as to the sustainability of current earnings and what the effects have been on past earnings. Rather than buy stocks based on high current earnings or promising projected earnings, we want to know more about where a company has been because in our experience that’s the best gauge of where a company is going. If business has been poor recently, we expect that our investigations will give us some idea of what the earnings might be under more

(continued on page 8)

CHARLIE’S (AS IN ROYCE’S) ANGELS

    However, recent competitive returns versus growth and long-term outperformance by value would mean little if The Royce Funds themselves failed to hold up well both in the bear market and in the recent rally. Fortunately, overall performance of the Funds has been strong in the short term and reasonably solid over longer-term periods as well. It was somewhat surprising that in the midst of a strong rally, two portfolios — Royce Micro-Cap and Focus Trust — beat the Russell 2000 on both a net asset value (NAV) and market price basis by turning in strong performances year-to-date through 6/30/03. In addition, all three closed-end Royce Funds then in existence outperformed the Russell 2000 for the three-, five-, 10-, 15-year, and since inception periods ended 6/30/03.

     While we continue to believe that a performance discussion of the small-cap indices is relevant, it is also true that the depths of the bear market and the opening months of the rally blurred much of the line that separates value and growth stocks. Our own stance has always been that we are less interested in classifying stocks as growth or value than we are in trying to find what we think are terrific businesses trading for less than our estimate of their current worth. We use many different measures to determine company quality, generally beginning with strong balance sheets that show relatively little or no debt, solid long-term earnings histories and the proven ability to generate free cash flow. A company’s unrecognized asset values, future prospects for growth or turnaround potential following difficulties such as an earnings disappointment can also be critical factors as we search for value as diligently as Nemo’s dad.

6 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003

Throughout the bear market, especially during the second half of 2002 and the first quarter of 2003, we found what we thought were extraordinary values in industries as diverse as telecommunications, insurance, drugs and biotech, oil and gas, and various consumer and industrial areas. We see a distinction between our style of value investing, in which we search high and low throughout the market for what we deem to be attractively undervalued small- and micro-cap companies, and value stocks, which are frequently defined in ways that we find unnecessarily narrow. Many portfolio holdings in the Technology and Health sectors, for example, may not fit strict definitions of value, but in our estimation we purchased strong businesses at deep discounts in both sectors. It pleases us that so many companies in a wide variety of industries have been reaping a fruitful harvest after a long and sometimes painful planting season. Our style of investing often requires considerable patience, and 2003 has so far provided an interesting combination of quicker-than-expected turnarounds and long-awaited rewards.

2 FAST, 2 FURIOUS?

     As of this writing, none of the major market indices has regained the peaks that they reached in March 2000. Even allowing for the recent rally, the past three years have been a trying period for investors. Although small-caps fared well relative to their larger counterparts, the recent decline was the worst for the Russell 2000 since the index’s inception in January 1979. When looking further back, and using the Center for Research in Securities Prices (CRSP) 6-10 index as a small-cap proxy, one finds that the recent bear market was the second worst for small-caps in the post World War II era (the worst took place between 1968 and 1974). Because significant down periods have often been followed by furious rallies, the Russell 2000’s 38.6% return from the small-cap market bottom on 10/9/02 through 6/30/03 is not at all surprising. Since the inception of the Russell 2000, rallies from small-cap bottoms to their subsequent market peaks lasted an average of 29 months (see the table below), so we do not expect to see a new small-cap peak anytime soon.

RUSSELL 2000 MARKET RALLIES: 1979-2002 TROUGH-TO-PEAK DURATION
DATE OF BOTTOM	DATE OF TOP	DURATION MONTHS

08/12/82	06/24/83	10

07/25/84	08/25/87	36

10/28/87	10/09/89	23

10/30/90	05/22/96	66

07/24/96	04/21/98	21

10/09/98	03/09/00	17

10/09/02	???	???

	Average:	29
THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 7

favorable circumstances. If recent earnings have been strong, we still need a sense of the company’s history.

The second part of our earnings analysis results in a forecast that looks ahead two or three years, sometimes longer. This is especially crucial for a company that’s just been through an earnings disappointment. Combining the two helps us to determine where we think the stock price may be headed. It gives us a sense of what we deem to be the company’s overall “earnings power.” It’s something of a hybrid of qualitative and quantitative analysis. It’s certainly not a precise projection, although it takes factors into account such as return on invested capital, earnings history and the relative strength or weakness of an industry. Because ultimately we believe earnings and stock price are correlated, it’s a critical step in the process.

LETTER TO OUR STOCKHOLDERS

Looking for Small-Cap’s Next Peak

     It would also not surprise us to see the pace of the rally slacken substantially. We measure full market cycle periods from peak to peak. As of 6/30/03, the Russell 2000 was still off 22.6% from its previous peak on 3/9/00. In order to surpass this previous peak (thus completing the market cycle), the small-cap index would need to return more than 29% from the end of June onward. The critical question, then, is not whether the rally will continue — we believe that the market will almost certainly find a new peak — but how long it will take for this new peak to be reached. Our belief is that this could take at least three to five years. Another issue worth considering is how much volatility will be involved in the remaining climb. The market may have made a hurried conclusion that the remaining ascent will be as smooth and quick as the early stages of the current rally. Our thought is that expectations for equities may have raced ahead of reality. As believers in the ubiquity of volatility, we see corrections as an inevitable part of small-cap’s move to a new peak.

 SMALL ALMIGHTY?

     The last three-and-a-half months have been enjoyable for most equity investors. Those of us who invest for the long term have been gratified to see a protracted season of purchasing at ever-dwindling prices yield to a fast, dynamic rally, even if we believe that investors’ perceptions are in advance of reality. Our suspicion is that a more widespread

8 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003

earnings and economic recovery is still ahead of us, and will not begin in earnest until probably 2004 or even early 2005. The stirrings of each are with us currently, which has helped the market to recover, but we do not think that we will see sustained, robust earnings or overall economic recovery for a while. We also think that we will see regular market leadership rotation between small- and large-cap for the next several years. However, considering their head start during the bear market, we believe that small-caps should finish the decade ahead of their larger siblings.

     The rally has made it difficult to find value in the market. We have not been very aggressive buyers lately because so little looks attractive to us. However, there are always companies that, for one reason or another, are being penalized disproportionately. Recently, the number of companies that fit that description has been low, but they are out there and an increase in volatility should create greater buying opportunities. This supports our contention that careful stock picking should continue to bear fruit in the years ahead.

Our thought is that expectations for equities may have raced ahead of reality. As believers in the ubiquity of volatility, we see corrections as an inevitable part of small-caps’ move to a new peak.

We appreciate your continued support.

Sincerely,

Charles M. Royce President	W. Whitney George Vice President	Jack E. Fockler, Jr. Vice President

July 31, 2003

P.S. This report’s section headings are variations on current summer movie offerings. In order of appearance, we used The Matrix: Reloaded, Rugrats Go Wild!, Finding Nemo, Charlie’s Angels, 2 Fast, 2 Furious and Bruce Almighty.

THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 9

SMALL-CAP MARKET CYCLE PERFORMANCE

Since the Russell 2000’s inception in 1979, value has outperformed growth in five of the six full small-cap market cycles (defined as a move of 15% from a previous peak or trough). The last small-cap market cycle (4/21/98 – 3/9/00) was the exception. The current cycle represents what we believe is a return to a more historically typical performance pattern in that value has provided a significant advantage during the downturn (3/9/00 – 10/9/02) and through June 30, 2003.

	PEAK-TO-PEAK 4/21/98–3/9/00	PEAK-TO-TROUGH 3/9/00–10/9/02	TROUGH-TO-CURRENT 10/9/02–6/30/03	PEAK-TO-CURRENT 3/9/00–6/30/03	PEAK-TO-CURRENT 4/21/98–6/30/03
Russell 2000	26.3%	-44.1%	38.6%	-22.6%	-2.2%

Russell 2000 Value	-12.7	2.0	35.5	38.1	20.6

Russell 2000 Growth	64.8	-68.4	41.9	-55.2	-26.1

NAV CUMULATIVE TOTAL RETURN

Royce Value Trust	10.0	-12.2	35.4	18.9	30.8

Royce Micro-Cap Trust	10.6	-13.6	42.2	22.2	35.2

Royce Focus Trust	-10.7	-4.9	42.6	35.7	21.2

PEAK-TO-TROUGH: Not only did value outperform growth (as measured by the Russell 2000 style indices), but it provided positive performance during the downdraft. All three Royce Funds outperformed the Russell 2000 in this period.

TROUGH-TO-CURRENT: Through June 30, 2003, growth led value during the rally from the October low. All Royce Funds posted total returns of more than 35% during this period, with Royce Micro-Cap Trust and Royce Focus Trust outperforming the Russell 2000.

PEAK-TO-CURRENT: From March 9, 2000 through June 30, 2003, value maintained a sizeable lead over growth. Again, all three Royce Funds held performance advantages over the Russell 2000 (-22.6%) and all provided positive performance. When current cycle returns are combined with those of the prior full market cycle, a period which includes both the pre-bubble rally and the ensuing bear market, value’s positive results compare favorably against growth’s negative results. During this period, all three Royce Funds outperformed the Russell 2000 and Russell 2000 Value returns.

10 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003

HISTORY SINCE INCEPTION

The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions (including fractional shares) and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.

	HISTORY		AMOUNT INVESTED	PURCHASE PRICE*	SHARES	NAV VALUE	**	MARKET VALUE **
Royce Value Trust
	11/26/86	Initial Purchase	$10,000	$10.000	1,000	$9,280		$10,000
	10/15/87	Distribution $0.30		7.000	42
	12/31/87	Distribution $0.22		7.125	32	8,578		7,250
	12/27/88	Distribution $0.51		8.625	63	10,529		9,238
	9/22/89	Rights Offering	405	9.000	45
	12/29/89	Distribution $0.52		9.125	67	12,942		11,866
	9/24/90	Rights Offering	457	7.375	62
	12/31/90	Distribution $0.32		8.000	52	11,713		11,074
	9/23/91	Rights Offering	638	9.375	68
	12/31/91	Distribution $0.61		10.625	82	17,919		15,697
	9/25/92	Rights Offering	825	11.000	75
	12/31/92	Distribution $0.90		12.500	114	21,999		20,874
	9/27/93	Rights Offering	1,469	13.000	113
	12/31/93	Distribution $1.15		13.000	160	26,603		25,428
	10/28/94	Rights Offering	1,103	11.250	98
	12/19/94	Distribution $1.05		11.375	191	27,939		24,905
	11/3/95	Rights Offering	1,425	12.500	114
	12/7/95	Distribution $1.29		12.125	253	35,676		31,243
	12/6/96	Distribution $1.15		12.250	247	41,213		36,335
	1997	Annual distribution total $1.21		15.374	230	52,556		46,814
	1998	Annual distribution total $1.54		14.311	347	54,313		47,506
	1999	Annual distribution total $1.37		12.616	391	60,653		50,239
	2000	Annual distribution total $1.48		13.972	424	70,711		61,648
	2001	Annual distribution total $1.49		15.072	437	81,478		73,994
	2002	Annual distribution total $1.51		14.903	494
	1/28/03	Rights Offering	5,600	10.770	520
	2003	Year-to-date distribution total $0.65		13.143	273

	6/30/03		$16,322		5,995	$85,848		$89,565

Royce Micro-Cap Trust
	12/14/93	Initial Purchase	$7,500	$7.500	1,000	$7,250		$7,500
	10/28/94	Rights Offering	1,400	7.000	200
	12/19/94	Distribution $0.05		6.750	9	9,163		8,462
	12/7/95	Distribution $0.36		7.500	58	11,264		10,136
	12/6/96	Distribution $0.80		7.625	133	13,132		11,550
	12/5/97	Distribution $1.00		10.000	140	16,694		15,593
	12/7/98	Distribution $0.29		8.625	52	16,016		14,129
	12/6/99	Distribution $0.27		8.781	49	18,051		14,769
	12/6/00	Distribution $1.72		8.469	333	20,016		17,026
	12/6/01	Distribution $0.57		9.880	114	24,701		21,924
	2002	Annual distribution total $0.80		9.518	180
	2003	Year-to-date distribution total $0.47		8.523	127

	6/30/03		$8,900		2,395	$25,411		$23,399

Royce Focus Trust
	10/31/96	Initial Purchase	$4,375	$4.375	1,000	$5,280		$4,375
	12/31/96					5,520		4,594
	12/5/97	Distribution $0.53		5.250	101	6,650		5,574
	12/31/98					6,199		5,367
	12/6/99	Distribution $0.145		4.750	34	6,742		5,356
	12/6/00	Distribution $0.34		5.563	69	8,151		6,848
	12/6/01	Distribution $0.14		6.010	28	8,969		8,193
	12/6/02	Distribution $0.09		5.640	19

	6/30/03		$4,375		1,251	$9,307		$8,469

*	Beginning with 1997 (RVT) and 2002 (OTCM) distribution, the purchase price on distributions is an average of the Fund’s full year distribution reinvestment cost.
**	Other than for initial purchase and 6/30/03, values are stated as of December 31 of the year indicated, after reinvestment of distributions.

THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 11

ROYCE VALUE TRUST

	AVERAGE ANNUAL TOTAL RETURNS Through 6/30/03
MANAGER’S DISCUSSION

Royce Value Trust’s (RVT) diversified portfolio of small- and micro-cap stocks did well in 2003’s first half. For the year-to-date period ended 6/30/03, the Fund was up 13.8% on a net asset value (NAV) basis and 18.4% on a market price basis, compared to respective returns of 17.9% and 12.9% for its small-cap benchmarks, the Russell 2000 and the S&P 600. After an underwhelming first quarter, RVT rebounded in the more bullish second quarter, up 21.9% on an NAV basis and 25.1% on a market price basis. Over longer-term periods, the Fund enjoyed a pronounced performance advantage over both the Russell 2000 and the S&P 600. From the small-cap market peak on 3/9/00 through 6/30/03, RVT was up 18.9% on an NAV basis versus a loss of 22.6% for the Russell 2000 and a gain of 1.6% for the S&P 600. The Fund outperformed each of its benchmarks on an NAV and market price basis for the three-, five-, 10-, 15-year and since inception (11/26/86) periods ended 6/30/03. RVT’s average annual NAV total return since inception was 11.3%.
          Holdings in Technology, the Fund’s largest sector, made the most significant contribution to performance. While we do not shy away from Technology stocks in the Fund’s portfolio, we are cautious about our purchases in the sector. Tech enjoys a well-deserved reputation as an historically volatile area, but also as a fast-growing and dynamic one. Our goal when investing in Technology companies is to try to take advantage of some of the sector’s high growth while avoiding as much of the volatility as possible. We look for companies that possess strong balance sheets, earnings histories and the ability to generate free cash flow. In the latter stages of the bear market — including most of 2002 — even many of these less aggressive stocks took substantial lumps. Fortunately, many began to recover in October 2002.
          While Tech stocks were the brightest stars, gains came from a variety of industries throughout the portfolio. We continue to hold a large position in E*TRADE Group because we like the way in which the firm survived the internet stock bubble and expanded its online discount brokerage business into a full array of financial services. We first began to buy shares of FactSet Research Systems last year at prices that we thought were attractive. Increased revenues and rising earnings helped to boost the price of this leading provider of financial and economic information to the global investment community, but we are still holding a good-sized stake. Perceptron manufactures specialty electronic components as well as information-based process improvement solutions for various businesses. We like its niche business, low debt and growing profitability, characteristics that may have attracted investors to the stock in the second quarter. We are holding our shares for now. Insurance companies performed well as a group. We took some gains in medical malpractice specialist ProAssurance Corporation and in White Mountains Insurance Group, which provides property and casualty insurance, reinsurance and financial guaranty insurance. We also built our position in top holding, Erie Indemnity Company, the operator of Erie Insurance Exchange, which specializes in automotive, property and casualty insurance. Improved industry conditions helped its stock price to recover, although it has not yet regained its 2002 highs, which helps to explain why we have continued to buy shares.

	Second Quarter 2003*			21.90%

	Jan-June 2003*			13.77

	1-Year			-4.01

	3-Year			6.17

	5-Year			6.51

	10-Year			11.21

	15-Year			11.86

	Since Inception (11/26/86)			11.34
*	Not annualized.

	RISK/RETURN COMPARISON 3-Year Period ended 6/30/03
		Average Annual Total Return	Standard Deviation	Return Efficiency*

	Royce Value Trust (NAV)	6.2%	24.1	0.26

	S&P 600	2.4%	22.7	0.11

	Russell 2000	-3.3%	22.8	-0.14
*
Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period.

Over the last three years, Royce Value Trust has outperformed the S&P 600 and the Russell 2000 on both an absolute and a risk-adjusted basis.

CALENDAR YEAR NAV TOTAL RETURNS
Year	RVT	Year	RVT

2002	-15.6%	1994	0.1

2001	15.2	1993	17.3

2000	16.6	1992	19.3

1999	11.7	1991	38.4

1998	3.3	1990	-13.8

1997	27.5	1989	18.3

1996	15.5	1988	22.7

1995	21.1	1987	-7.7

12 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003

PERFORMANCE AND PORTFOLIO REVIEW

				PORTFOLIO DIAGNOSTICS
	GOOD IDEAS THAT WORKED
Velcro Industries — This past April, we had an opportunity to sell our position at a substantial gain in this company, which is primarily involved in the manufacturing and marketing of hook and loop fasteners.

Keane — We like the core business of this consulting, e-business
				Median Market Capitalization	$821 million
	Net Realized and Unrealized Gain
	Year-to-Date Through 6/30/03			Weighted Average P/E Ratio	18.8x*
	Velcro Industries	$3,601,730
				Weighted Average P/B Ratio	1.7x
	Keane	2,314,825
				Weighted Average Yield	0.7%
	Marvel Enterprises	2,228,361
				Fund Net Assets	$859 million
	FactSet Research Systems	2,209,200
				Turnover Rate	12%
	E*TRADE Group	2,093,000
	and information technology services firm. Although its year-to-date performance in 2003 has been encouraging, we are still waiting for our longer-term experience to become profitable. Fortunately, we still like the firm’s prospects.			Net Leverage†	12%

				Symbol - Market Price	RVT
				- NAV	XRVTX
			*	Excludes 19% of portfolio holdings with zero or negative earnings as of 6/30/03.

	GOOD IDEAS AT THE TIME
Allegiance Telecom — Our overall experience with this telecommunications service provider to small-and mid-sized businesses only became more disappointing as our hopes for a turnaround vanished when the firm recently filed for bankruptcy.
			†	Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets, excluding preferred stock.
	Net Realized and Unrealized Loss
	Year-to-Date Through 6/30/03
	Allegiance Telecom	$1,488,021		TOP 10 POSITIONS % of Net Assets
				Erie Indemnity Company Cl. A	0.8%
	Payless ShoeSource	1,300,264
				Simpson Manufacturing	0.8
	Covance	861,223
				Keane	0.8
	PXRE Group	829,789
				White Mountains Insurance Group	0.8
	Sotheby’s Holdings Cl. A	818,522
	Payless ShoeSource — Retracing our steps tells us that we probably began to buy this family footwear retailer too soon because inventory and expansion concerns have kept its price underfoot. Nonetheless, we still like its long-term prospects and have been increasing our stake.			Arrow International	0.8

				Florida Rock Industries	0.7

				FactSet Research Systems	0.7

				Ritchie Bros. Auctioneers	0.7

				Ash Grove Cement Company Cl. B	0.7

				Allied Waste Industries	0.7

				PORTFOLIO SECTOR BREAKDOWN
				% of Net Assets
				Technology	20.2%

				Industrial Products	13.4

				Industrial Services	13.4

				Financial Intermediaries	9.3

The regular reinvestment of distributions makes a difference!				Health	8.2
[1]
Reflects the cumulative performance of an investment made by a stockholder who purchased one share at inception ($10.00 IPO) and then reinvested all annual distributions as indicated, and participated in the primary subscriptions of the Fund’s rights offerings.

				Consumer Products	7.0

[2]	Reflects the actual market price of one share as it has traded on the NYSE.			Natural Resources	6.6

				Financial Services	6.2

				Consumer Services	5.1

				Utilities	0.1

				Miscellaneous	1.7

				Bonds & Preferred Stocks	0.3

				Treasuries, Cash & Cash Equivalents	8.5

				CAPITAL STRUCTURE
				Publicly Traded Securities Outstanding
				at 6/30/03 at NAV or Liquidation Value
				48.8 million shares of Common Stock	$699 million

				7.80% Cumulative Preferred Stock	$60 million

				7.30% Tax-Advantaged Cumulative Preferred Stock	$100 million

THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 13

ROYCE MICRO-CAP TRUST

	NAV AVERAGE ANNUAL TOTAL RETURNS Through 6/30/03
MANAGER’S DISCUSSION

Micro-cap stocks were among the big winners in the first half of 2003, which helped Royce Micro-Cap Trust’s (OTCM) diversified portfolio of micro-cap companies to turn in a strong first-half performance. For the year-to-date period ended 6/30/03, the Fund was up 19.3% on a net asset value (NAV) basis and 22.2% on a market price basis, in both cases ahead of its small-cap benchmark, the Russell 2000, which was up 17.9% for the same period. OTCM’s first-half performance was primarily the result of its strong second quarter in which it was up 27.5% on an NAV basis and 30.0% on a market price basis. We were even more pleased with the Fund’s performances over longer-term periods. From the 3/9/00 small-cap peak through 6/30/03, OTCM was up 22.2% on an NAV basis and 35.0% on a market price basis versus a loss of 22.6% for the benchmark. The Fund outperformed the Russell 2000 for the three-year, five-year and since inception (12/14/93) periods ended 6/30/03 on both an NAV and market price basis. OTCM’s average annual NAV total return since inception was 11.9%.
          A large portion of the Fund’s second-quarter recovery (and its strong year-to-date showing as well) can be attributed to holdings in Technology, its largest sector, and Health. Unlike Tech stocks, which were stirring back to life late in 2002 and earlier this year, the prices of many Health stocks in the market did not begin to get in shape until late March 2003. Aksys provides hemodialysis products and services for patients suffering from chronic kidney failure. We have been building a large position even as its price climbed in the spring because we like its core business. We took advantage of fast-rising prices to take gains in Martek Biosciences, a company that extracts fatty acids from fish and mixes it with baby formula because those fatty acids have been found to help in the development of human intelligence. Contact lens manufacturer Ocular Sciences enjoyed a healthy second quarter after its price slumped late in 2002 following negative earnings. Subsequent positive earnings helped its price to recover, though it is still shy of last year’s highs.
          Sapient Corporation provides a range of business and technology consulting services. We like its core business and, while still not profitable, its price rose steadily in the second quarter. Centillium Communications, a firm that makes semiconductors for DSL systems, is a conservatively capitalized firm with a reasonably growing business. Its price soared in the recent rally, as DSL orders grew and profits rose. Although we still hold a good-sized position, we sold some shares of REMEC, a company that makes telecommunications infrastructure products and microwave electronic subsystems for various military applications. Improved sales gave a boost to the price of Excel Technology, a manufacturer of laser systems and electro-optical components for scientific, industrial and medical applications.
          In May, we sold our shares of LendingTree, an internet-based marketplace for consumers and lenders to collect, exchange and compare credit information, after it was announced that USA Interactive would be acquiring the company at a substantial premium. We also slightly trimmed our position in men’s footwear manufacturer, Weyco Group, a long-time holding, when its price made upward strides earlier in the year.

	Second Quarter 2003*			27.45%

	Jan - June 2003*			19.32

	1-Year			-2.68

	3-Year			8.18

	5-Year			7.02

	Since Inception (12/14/93)			11.88
*	Not annualized.

	RISK/RETURN COMPARISON 3-Year Period ended 6/30/03
		Average Annual Total Return	Standard Deviation	Return Efficiency*

	Royce Micro-Cap Trust (NAV)	8.2%	26.2	0.31

	Russell 2000	-3.3%	22.8	-0.14
*
Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period.

Over the last three years, Royce Micro-Cap Trust has outperformed the Russell 2000 on both an absolute and a risk-adjusted basis.

CALENDAR YEAR NAV TOTAL RETURNS
Year	OTCM

2002	-13.8%

2001	23.4

2000	10.9

1999	12.7

1998	-4.1

1997	27.1

1996	16.6

1995	22.9

1994	5.0

14 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003

PERFORMANCE AND PORTFOLIO REVIEW

				PORTFOLIO DIAGNOSTICS
	GOOD IDEAS THAT WORKED
E-LOAN — We first began to buy shares of this online provider of consumer loans, mortgages, car loans, credit cards and small business loans late in 2001 because we liked the prospects for its business. It has become that rarest of gems, an internet company that has not simply survived, but thrived. We reduced our position in the spring.
				Median Market Capitalization	$230 million
	Net Realized and Unrealized Gain
	Year-to-Date Through 6/30/03			Weighted Average P/B Ratio	1.4x
	E-LOAN	$1,599,907
				Weighted Average Yield	0.4%
	HomeFed Corporation	1,292,947
				Fund Net Assets	$237 million
	Sapient Corporation	893,147
				Turnover Rate	11%
	REMEC	736,061
				Net Leverage†	12%
	Aceto	683,815

HomeFed Corporation — The price of this southern California-based real estate development company more than tripled from where we first began buying it a few years ago, as investors seemed to find value in its real estate activities in the San Diego area.
				Symbol - Market Price	OTCM
				- NAV	XOTCX
			†	Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets, excluding preferred stock.

	GOOD IDEAS AT THE TIME
On Assignment — We began to build our position in this medical staffing services company in the Fund’s portfolio during the summer of 2002 because we liked its balance sheet and its excellent reputation. Its earnings have been disappointing as its industry continues to struggle, yet we remain hopeful for a turnaround.
				TOP 10 POSITIONS % of Net Assets
	Net Realized and Unrealized Loss			Seneca Foods	1.2%
	Year-to-Date Through 6/30/03
	On Assignment	$596,640		Sapient Corporation	1.2

	PRG-Schultz International	563,391		800 JR Cigar	1.1

	Allegiance Telecom	504,321		HomeFed Corporation	1.0

	Syntel	460,066		Delta Apparel	1.0

	The Boyds Collection	440,720		Dension International ADR	1.0

PRG-Schultz International — Business has been mostly poor for this provider of recovery audit services, but we added to our stake in this year’s first half in the hope of an eventual turnaround owing to our belief in its core business.

				Excel Technology	0.9

				Young Innovations	0.9

				Bonavista Petroleum	0.9

				BHA Group Holdings	0.8

				PORTFOLIO SECTOR BREAKDOWN
				% of Net Assets
				Technology	24.0%

				Industrial Products	13.7

				Industrial Services	12.2

				Health	11.2

				Consumer Products	9.0

				Natural Resources	8.6
The regular reinvestment of distributions makes a difference!
[1]	Reflects the cumulative performance of an investment made by a stockholder who purchased one share at inception ($7.50 IPO) and then reinvested distributions as indicated and participated in the primary subscription of the 1994 rights offering.			Financial Intermediaries	5.1

[2]	Reflects the actual market price of one share as it has traded on the Nasdaq.			Consumer Services	4.5

				Financial Services	1.6

				Diversified Investment Companies	0.2

				Miscellaneous	2.9

				Preferred Stocks	0.5

				Treasuries, Cash & Cash Equivalents	6.5

				CAPITAL STRUCTURE
				Publicly Traded Securities Outstanding
				at 6/30/03 at NAV or Liquidation Value
				18.5 million shares of Common Stock	$197 million

				7.75% Cumulative Preferred Stock	$40 million

THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 15

ROYCE FOCUS TRUST

	NAV AVERAGE ANNUAL TOTAL RETURNS Through 6/30/03
MANAGER’S DISCUSSION

Royce Focus Trust’s (FUND) concentrated portfolio of small- and micro-cap stocks did relatively well in an environment that showed great favor to micro-cap issues in the first half of 2003. The Fund finished the year-to-date period ended 6/30/03 up 18.7% on a net asset value (NAV) basis and 21.8% on a market price basis, in each case ahead of its small-cap benchmark, the Russell 2000, which was up 17.9% for the same period. The Fund’s first-half performance was strong on both an absolute and relative basis and was especially pleasing to us because we would typically not expect it to beat its benchmark in the early stages of a dramatic rally. We were also pleased with the Fund’s performance advantage over the Russell 2000 over longer-term periods. From the small-cap market peak on 3/9/00 through 6/30/03, the Fund was up 35.7% on an NAV basis and 47.5% on a market price basis versus a loss of 22.6% for the Russell 2000. The Fund also outperformed its benchmark on both an NAV and market price basis for the one-, three-, five-year and since inception (11/1/96) periods ended 6/30/03. The Fund’s average annual NAV total return since inception was 8.9%.
          Holdings in most sectors and industries scored gains in the first half. In a market that was so good to Technology, as well as financial and investment management stocks, it would have been hard for online discount broker and banker E*TRADE Group not to succeed. Although we initiated our position with a large purchase in 2001, we purchased some shares in 2002 when it was trading at close to book value and have watched its price more than double from that level. In our view, the company has room to grow before its stock would be overpriced. Insurance companies performed well as a group. We reduced our position in medical malpractice specialist ProAssurance Corporation as its price climbed during the spring, though we still hold a good-sized position. We also took some gains in property-casualty insurer, Zenith National Insurance, although based on our estimation of the firm’s strengths, we thought that it would have recovered sooner. We are still holding a large stake.
          Cornell Companies, which provides privatized correctional, treatment and educational services outsourced by federal, state and local government agencies, successfully rehabilitated itself from management and accounting issues. Investors seemed to take notice of improved earnings and increased opportunities for privatization in a recessionary economy. Winnebago Industries is the kind of company that we feel is made for the Fund’s portfolio. It has an established business with a history of strong earnings, free cash flow and talented management. We first began to buy the stock in the Fund’s portfolio this past March when its price fell to levels that we found attractive. If only every investment could turn around so quickly. Shortly after we began to purchase shares, its price began cruising upward. With an aging consumer market and an excellent reputation for high quality recreation vehicles, we like its prospects and are holding on to a large position. We also like the prospects for strong-performing, top-ten holding TSX Group, a Canadian firm that operates the Toronto Stock Exchange, the third largest exchange in North America, in addition to exchanges in Vancouver, Alberta and Winnipeg. We like the firm’s solid dividend and large amount of cash per share.

	Second Quarter 2003*			28.06%

	Jan-June 2003*			18.66

	1-Year			3.40

	3-Year			11.07

	5-Year			5.64

	Since Inception (11/1/96)†			8.89
*	Not annualized.
†	Royce & Associates assumed investment management responsibility for the Fund on 11/1/96.

	RISK/RETURN COMPARISON 3-Year Period ended 6/30/03
		Average Annual Total Return	Standard Deviation	Return Efficiency*

	Royce Focus Trust (NAV)	11.1%	26.2	0.42

	Russell 2000	-3.3%	22.8	-0.14
*
Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period.

Over the last three years, Royce Focus Trust has outperformed the Russell 2000 on both an absolute and a risk-adjusted basis.

CALENDAR YEAR NAV TOTAL RETURNS
Year	FUND

2002	-12.5%

2001	10.0

2000	20.9

1999	8.7

1998	-6.8

1997	20.5

16 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003

PERFORMANCE AND PORTFOLIO REVIEW

				PORTFOLIO DIAGNOSTICS
	GOOD IDEAS THAT WORKED
Endo Pharmaceuticals Holdings — We first bought shares of this pharmaceutical company that specializes in pain management drugs last November. Its price continued to climb, and we took some gains in the spring.

West Corporation — We first bought  shares
				Median Market Capitalization	$812 million
	Net Realized and Unrealized Gain
	Year-to-Date Through 6/30/03			Weighted Average P/E Ratio	19.6x *
	Endo Pharmaceuticals Holdings	$1,374,980
				Weighted Average P/B Ratio	1.9x
	West Corporation	856,404
				Weighted Average Yield	0.5%
	Cornell Companies	818,733
				Fund Net Assets	$89 million
	E*TRADE Group (Bond)	690,000
				Turnover Rate	34%
	TSX Group	634,208
	of this telecommunications services company in February, when its price fell to a level that we found enticing. In April and May, we sold some shares as its price began to rise quickly, but are otherwise content to keep holding for now.			Net Leverage†	8%

				Symbol - Market Price	FUND
				- NAV	XFUNX
			*	Excludes 21% of portfolio holdings with zero or negative earnings as of 6/30/03.

	GOOD IDEAS AT THE TIME
Durect Corporation — We initiated our position in May, although we have long admired the core product of this pharmaceuticals firm — a matchstick-sized, implantable device for pain medication that lasts as long as 90 days. We are hopeful that the company’s stock price can recover.
			†	Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets, excluding preferred stock.
	Net Realized and Unrealized Loss
	Year-to-Date Through 6/30/03
	Durect Corporation	$318,944		TOP 10 POSITIONS % of Net Assets
				New Zealand Government Bond	5.7%
	Lightspan	279,556
				E*TRADE Group	4.8
	Lincoln Electric Holdings	258,367
				Simpson Manufacturing	2.9
	Monaco Coach	232,987
				TSX Group	2.7
	Natuzzi ADR	198,018
	Lightspan — The price of this educational software maker nearly dropped out in the first half, proving that not every Tech company was an “A” student in the first half. We are holding on to our shares for now.			Florida Rock Industries	2.7

				Goldcorp	2.4

				Nu Skin Enterprises Cl. A	2.4

				Lincoln Electric Holdings	2.3

				Winnebago Industries	2.1

				Endo Pharmaceuticals Holdings	1.9

				PORTFOLIO SECTOR BREAKDOWN
				% of Net Assets
				Technology	13.7%

				Natural Resources	12.2

				Health	10.4

				Financial Intermediaries	9.3

[1]	Royce & Associates assumed investment management responsibility for the Fund on 11/1/96.			Industrial Products	9.1
[2]	Reflects the cumulative performance experience of a continuous common stockholder who reinvested all distributions.
				Industrial Services	7.1
[3]	Reflects the actual market price of one share as it has traded on the Nasdaq.
				Consumer Products	6.2

				Consumer Services	5.2

				Financial Services	1.7

				Bonds	9.0

				Treasuries, Cash & Cash Equivalents	16.1

				CAPITAL STRUCTURE
				Publicly Traded Securities Outstanding
				at 6/30/03 at NAV or Liquidation Value
				9.2 million shares of Common Stock	$69 million

				7.45% Cumulative Preferred Stock	$20 million

THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 17

DISTRIBUTION REINVESTMENT AND CASH PURCHASE OPTIONS FOR COMMON STOCKHOLDERS

WHY SHOULD I REINVEST MY DISTRIBUTIONS?
        By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

HOW DOES THE REINVESTMENT OF DISTRIBUTIONS FROM THE ROYCE CLOSED-END FUNDS WORK?
        The Funds automatically issue shares in payment of distributions unless you indicate otherwise. The shares are issued at the lower of the market price or net asset value on the valuation date.

HOW DOES THIS APPLY TO REGISTERED STOCKHOLDERS?
        If your shares are registered directly with a Fund, your distributions are automatically reinvested unless you have otherwise instructed the Funds’ transfer agent, EquiServe, in writing. A registered stockholder also has the option to receive the distribution in the form of a stock certificate or in cash if EquiServe is properly notified.

WHAT IF MY SHARES ARE HELD BY A BROKERAGE FIRM OR A BANK?
        If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on your behalf, you should have your shares registered in your name in order to participate.

WHAT OTHER FEATURES ARE AVAILABLE FOR REGISTERED STOCKHOLDERS?
        The Distribution Reinvestment and Cash Purchase Plans also allow registered stockholders to make optional cash purchases of shares of a Fund’s common stock directly through EquiServe on a monthly basis, and to deposit certificates representing your Fund shares with EquiServe for safekeeping. The Funds’ investment adviser is absorbing all commissions on optional cash purchases under the Plans through December 31, 2003.

HOW DO THE PLANS WORK FOR REGISTERED STOCKHOLDERS?
        EquiServe maintains the accounts for registered stockholders in the Plans and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by EquiServe in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send other stock certificates held by them to EquiServe to be held in non-certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, EquiServe will deduct a $2.50 fee plus brokerage commissions from the sale transaction. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

HOW CAN I GET MORE INFORMATION ON THE PLANS?
        You can call an Investor Services Representative at (800) 221-4268 or you can request a copy of the Plan for your Fund from EquiServe. All correspondence (including notifications) should be directed to: [Name of Fund] Distribution Reinvestment and Cash Purchase Plan, c/o EquiServe, PO Box 43011, Providence, RI 02940-3011, telephone (800) 426-5523.

18 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003

DIRECTORS AND OFFICERS
All Directors and Officers may be reached c/o The Royce Funds, 1414 Avenue of the Americas, New York, NY 10019
NAME AND POSITION: Charles M. Royce (63), Director* and President		NAME AND POSITION: David L. Meister (63), Director
Term Expires: 2003	Tenure: Since 1986 (RVT), 1993 (OTCM), 1996 (FUND)	Term Expires: 2003	Tenure: Since 1986 (RVT), 1993 (OTCM), 1996 (FUND)
No. of Funds Overseen: 18	Non-Royce Directorships: None	No. of Funds Overseen: 18	Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: President, Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

Principal Occupation(s) During Past Five Years: Chairman and Chief Executive Officer of The Tennis Channel (since June 2000). Chief Executive Officer of Seniorlife.com (from December 1999 to May 2000). Mr. Meister’s prior business experience includes having served as a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

NAME AND POSITION: G. Peter O’Brien (57), Director

NAME AND POSITION: Mark R. Fetting (48), Director*
Term Expires: 2004	Tenure: Since 2001
No. of Funds Overseen: 18	Non-Royce Directorships: Director/Trustee of the registered investment companies constituting the 22 Legg Mason Funds.
Principal Occupation(s) During Past Five Years: Executive Vice President of Legg Mason, Inc.; Member of Board of Managers of Royce; Division President and Senior Officer, Prudential Financial Group, Inc. and related companies, including Fund Boards and consulting services to subsidiary companies (from 1991 to 2000). Mr. Fetting’s prior business experience includes having served as Partner, Greenwich Associates and Vice President, T. Rowe Price Group, Inc.
		Term Expires: 2003	Tenure: Since 2001
		No. of Funds Overseen: 18	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Trustee of Colgate University; Director of Renaissance Capital Greenwich Funds; Vice President of Hill House, Inc.; Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).
NAME AND POSITION: John D. Diederich (52), Vice President and Treasurer
Tenure: Since 1997

Principal Occupation(s) During Past Five Years: Managing Director, Chief Operating Officer and Member of Board of Managers of Royce (since October 2001); Director of Administration of the Funds since April 1993.

NAME AND POSITION: Jack E. Fockler, Jr. (44), Vice President
Tenure: Since 1995 (RVT), 1995 (OTCM), 1996 (FUND)

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1989.

NAME AND POSITION: W. Whitney George (45), Vice President
Tenure: Since 1995 (RVT), 1995 (OTCM), 1996 (FUND)

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

NAME AND POSITION: Daniel A. O’Byrne (41), Vice President and Assistant Secretary
Tenure: Since 1994 (RVT), 1994 (OTCM), 1996 (FUND)

Principal Occupation(s) During Past Five Years: Vice President of Royce, having been employed by Royce since October 1986.

NAME AND POSITION: John E. Denneen (36), Secretary
Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel (Deputy General Counsel prior to 2003), Principal, Chief Compliance Officer and Secretary of Royce and Principal of Credit Suisse First Boston Private Equity (2001-2002).

NAME AND POSITION: Donald R. Dwight (72), Director
Term Expires: 2005	Tenure: Since 1998
No. of Funds Overseen: 18	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of Dwight Partners, Inc., corporate communications consultant; Chairman (from 1982 to March 1998) and Chairman Emeritus (since March 1998) of Newspapers of New England, Inc. Mr. Dwight’s prior experience includes having served as Lieutenant Governor of the Commonwealth of Massachusetts, as President and Publisher of Minneapolis Star and Tribune Company, and as Trustee of the registered investment companies constituting the 94 Eaton Vance Funds.

NAME AND POSITION: Richard M. Galkin (65), Director
Term Expires: 2004	Tenure: Since 1986 (RVT), 1993 (OTCM), 1996 (FUND)
No. of Funds Overseen: 18	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

NAME AND POSITION: Stephen L. Isaacs (63), Director
Term Expires: 2005 (RVT), 2005 (OTCM), 2003 (FUND)	Tenure: Since 1986 (RVT), 1993 (OTCM), 1996 (FUND)
No. of Funds Overseen: 18	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

NAME AND POSITION: William L. Koke (68), Director
Term Expires: 2003 (RVT), 2003 (OTCM), 2005 (FUND)	Tenure: Since 2001 (RVT), 2001 (OTCM), 1997 (FUND)
No. of Funds Overseen: 18	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Financial planner with Shoreline Financial Consultants. Mr. Koke’s prior business experience includes having served as Director of Financial Relations of SONAT, Inc., Treasurer of Ward Foods, Inc. and President of CFC, Inc.

*	Interested Director.
THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 19

NOTES TO PERFORMANCE AND STATISTICAL INFORMATION

AUTHORIZED SHARE TRANSACTIONS

     Each of Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust may repurchase up to 300,000 shares of its common stock and up to 10% of the issued and outstanding shares of each series of its preferred stock during the year ending December 31, 2003. Any such repurchases would take place at then prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value, and preferred stock repurchases would be effected at a price per share that is less than the share’s liquidation value.
     Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust are also authorized to offer their common stockholders an opportunity to subscribe for additional shares of their common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within each Board’s discretion.

NOTES TO PERFORMANCE AND STATISTICAL INFORMATION

     All performance information is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results or volatility. Investment return and principal value will fluctuate, so that shares may be worth more or less than their original cost when sold. The Royce Funds invest primarily in securities of small-cap and/or micro-cap companies that may involve considerably more risk than investments in securities of larger-cap companies. The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the current opinion of Royce, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2003 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
     Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility.
     The Russell 2000, Russell 2000 Value, Russell 2000 Growth, Nasdaq Composite, and S&P 500 are unmanaged indices of domestic common stocks. CRSP (Center for Research in Security Pricing) divides the U.S. equity market into 10 deciles. Deciles 1-5 represent the largest domestic equity companies and deciles 6-10 represent the smallest. By way of comparison, the CRSP 1-5 would have similar capitalization parameters to the S&P 500 and the CRSP 6-10 would approximately match those of the Russell 2000. Returns for the market indices used in this report were based on information supplied to Royce by Frank Russell, CRSP and Morningstar. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds.

FORWARD-LOOKING STATEMENTS

     This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:
  the Funds’ future operating results,
  the prospects of the Funds’ portfolio companies,
  the impact of investments that the Funds have made or may make, the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and the ability of the Funds’ portfolio companies to achieve their objectives.
     This report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.
     The Royce Funds have based the forward-looking statements included in this report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future stockholder communications or reports.

20 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003

ROYCE VALUE TRUST, INC.
SCHEDULES OF INVESTMENTS	JUNE 30, 2003 (UNAUDITED)

COMMON STOCKS – 91.2%
	SHARES	VALUE		SHARES	VALUE

Consumer Products – 7.0%			Shuffle Master [a,d]	5,000	$146,950
Apparel and Shoes - 2.5%			TiVo [a]	17,000	209,950
Jones Apparel Group [a]	81,500	$2,384,690
K-Swiss Cl. A	119,000	4,107,880			4,163,495
Nautica Enterprises [a]	83,700	1,073,871
Oshkosh B’Gosh Cl. A	104,300	2,816,100	Restaurants/Lodgings - 1.4%
Polo Ralph Lauren Cl. A	150,000	3,868,500	Benihana Cl. A [a,d]	57,500	759,000
Timberland Company Cl. A [a]	10,000	528,600	CEC Entertainment [a]	30,000	1,107,900
Weyco Group	112,664	5,183,671	Four Seasons Hotels [d]	80,000	3,460,800
Wolverine World Wide	94,400	1,818,144	IHOP Corporation [d]	161,700	5,104,869
			Jack in the Box [a]	10,000	223,000
		21,781,456	Prime Hospitality [a,d]	106,100	711,931
			Ryan’s Family Steak Houses [a,d]	48,900	684,600
Collectibles - 0.2%
The Boyds Collection [a]	234,200	1,103,082			12,052,100
Enesco Group [a]	117,200	867,280
			Retail Stores - 2.3%
		1,970,362	Big Lots [a]	307,200	4,620,288
			Charming Shoppes [a,d]	803,400	3,992,898
Food/Beverage/Tobacco - 0.6%			Claire’s Stores	127,700	3,238,472
800 JR Cigar [a,e]	172,400	2,241,200	Payless ShoeSource [a]	289,600	3,620,000
Hain Celestial Group [a]	37,800	604,422	Stein Mart [a]	192,800	1,154,872
Hershey Creamery	709	1,772,500	Urban Outfitters [a,d]	83,800	3,008,420
Lancaster Colony	16,900	653,354
					19,634,950
		5,271,476
			Other Consumer Services - 0.9%
Home Furnishing/Appliances - 1.1%			ITT Educational Services [a]	120,000	3,510,000
Bassett Furniture Industries	116,675	1,549,444	Sotheby’s Holdings Cl. A [a,d]	540,200	4,019,088
Falcon Products [a,c]	782,600	3,310,398	Strayer Education	10,000	794,500
La-Z-Boy [d]	68,200	1,526,316
Lifetime Hoan [d]	295,327	2,250,392			8,323,588
Natuzzi ADR [b]	62,200	498,844
			Total (Cost $42,102,506)		44,174,133
		9,135,394
			Financial Intermediaries – 9.3%
Publishing - 0.5%			Banking - 2.3%
Martha Stewart Living Omnimedia Cl. A [a,d]	6,000	56,340	BOK Financial [a]	125,561	4,842,888
Scholastic Corporation [a]	130,000	3,871,400	Farmers & Merchants Bank of Long Beach	1,266	4,665,210
			First National Bank Alaska	2,130	3,197,130
		3,927,740	Mechanics Bank	200	3,500,000
			Mercantile Bankshares	20,000	787,600
Sports and Recreation - 0.7%			NetBank	70,000	921,200
Callaway Golf	35,000	462,700	Oriental Financial Group	79,750	2,048,777
Coachmen Industries	67,700	809,015
Fleetwood Enterprises [a,d]	234,300	1,733,820			19,962,805
Monaco Coach [a]	141,050	2,162,296
Thor Industries	22,100	902,122	Insurance - 6.3%
			Argonaut Group [a]	187,000	2,305,710
		6,069,953	Erie Indemnity Company Cl. A	169,900	7,008,375
			Everest Re Group	12,600	963,900
Other Consumer Products - 1.4%			Fidelity National Financial	12,843	395,051
Blyth	54,700	1,487,840	First American	31,700	835,295
Burnham Corporation Cl. B	18,000	859,500	Leucadia National	51,500	1,911,680
Fossil [a]	15,000	353,400	Markel Corporation [a]	4,200	1,075,200
Lazare Kaplan International [a]	103,600	600,880	Montpelier Re Holdings [a]	53,000	1,674,800
Matthews International Cl. A	196,000	4,852,960	NYMAGIC	85,200	1,726,152
Oakley [a]	243,100	2,861,287	Navigators Group [a]	83,200	2,481,024
Scotts (The) Cl. A [a]	20,000	990,000	PICO Holdings [a]	154,300	2,005,900
			PMA Capital Cl. A [d]	231,700	2,912,469
		12,005,867	PXRE Group	176,551	3,495,710
			Philadelphia Consolidated Holding [a]	35,000	1,414,000
Total (Cost $42,721,425)		60,162,248	The Phoenix Companies [d]	81,900	739,557
			ProAssurance Corporation [a]	202,070	5,453,869
Consumer Services – 5.1%			RLI	118,724	3,906,020
Leisure/Entertainment - 0.5%			Reinsurance Group of America [d]	30,000	963,000
Ascent Media Group Cl. A [a,d]	380,900	472,316	Trenwick Group [a,d]	212,260	65,801
Corus Entertainment Cl. B [a,d]	22,000	370,920	Wesco Financial	9,850	3,073,200
Gemstar-TV Guide International [a]	215,100	1,094,859
Hasbro	50,000	874,500
Magna Entertainment Cl. A [a]	198,800	994,000
THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 21

ROYCE VALUE TRUST, INC.
SCHEDULE OF INVESTMENTS	JUNE 30, 2003 (UNAUDITED)

	SHARES	VALUE		SHARES	VALUE

Financial Intermediaries (continued)			Affymetrix [a,d]	96,600	$1,903,986
Insurance (continued)			Antigenics [a,d]	38,500	443,520
White Mountains Insurance Group [d]	16,900	$6,675,500	Applera Corporation - Celera
Zenith National Insurance [d]	106,900	3,046,650	Genomics Group [a]	199,200	2,055,744
			Biopure Corporation Cl. A [a,d]	43,200	263,952
		54,128,863	BioSource International [a]	1,600	11,040
			Celgene Corporation [a]	40,000	1,216,000
Securities Brokers - 0.6%			Cephalon [a]	4,900	201,684
E*TRADE Group [a]	575,000	4,887,500	Cerus Corporation [a]	21,700	163,401
Knight Trading Group [a]	115,000	715,300	Chiron Corporation [a]	21,800	953,096
			DUSA Pharmaceuticals [a]	79,700	200,047
		5,602,800	Endo Pharmaceuticals Holdings [a]	120,000	2,030,400
			Genzyme Corporation - General Division [a]	28,000	1,170,400
Other Financial Intermediaries - 0.1%			Human Genome Sciences [a]	90,000	1,144,800
Chicago Mercantile Exchange [d]	10,000	696,300	IDEC Pharmaceuticals [a,d]	28,100	955,400
			Invitrogen Corporation [a]	40,000	1,534,800
Total (Cost $50,876,045)		80,390,768	Lexicon Genetics [a]	256,200	1,719,102
			Millennium Pharmaceuticals [a]	50,000	786,500
Financial Services – 6.2%			Perrigo Company	169,900	2,657,236
Information and Processing - 2.1%			Shire Pharmaceuticals Group ADR [a,b]	20,853	410,804
BARRA [a]	42,200	1,506,540
eFunds Corporation [a]	167,675	1,933,293			20,220,532
FactSet Research Systems [d]	140,000	6,167,000
Fair Isaac	5,190	267,025	Health Services - 1.3%
Global Payments	61,500	2,183,250	Accredo Health [a]	8,705	189,769
Moody’s Corporation	50,000	2,635,500	Albany Molecular Research [a]	65,000	981,500
National Processing [a,d]	20,000	321,600	First Consulting Group [a]	315,900	1,475,253
SEI Investments	93,200	2,982,400	Gene Logic [a,d]	138,100	824,457
			Gentiva Health Services [a]	30,150	271,350
		17,996,608	Health Management Associates Cl. A	27,400	505,530
			†IMPATH [a,d]	93,000	1,315,020
Insurance Brokers - 1.0%			Lincare Holdings [a]	24,600	775,146
Brown & Brown	20,000	650,000	Manor Care [a]	58,300	1,458,083
Crawford & Co. Cl. A	297,350	1,442,147	MedQuist [a]	73,893	1,495,594
Crawford & Co. Cl. B	75,300	369,723	On Assignment [a]	293,200	1,172,800
Gallagher (Arthur J.) & Company	106,200	2,888,640	Quovadx [a]	168,400	503,516
Hilb, Rogal & Hamilton	105,550	3,592,922
					10,968,018
		8,943,432
			Personal Care - 0.6%
Investment Management - 2.7%			Ocular Sciences [a,d]	177,500	3,523,375
Affiliated Managers Group [a,d]	60,000	3,657,000	Regis	57,200	1,661,660
Alliance Capital Management Holding L.P.	139,000	5,073,500
BKF Capital Group [a]	94,000	2,052,020			5,185,035
BlackRock Cl. A [a,d]	35,000	1,576,400
Eaton Vance	80,200	2,534,320	Surgical Products and Devices - 2.4%
Federated Investors Cl. B	35,000	959,700	Allied Healthcare Products [a]	60,000	214,200
Neuberger Berman [d]	105,000	4,190,550	Arrow International	151,100	6,671,065
Nuveen Investments Cl. A	119,200	3,247,008	CONMED Corporation [a]	38,500	703,010
			Datascope	34,000	1,009,460
		23,290,498	Diagnostic Products	25,000	1,026,250
			Haemonetics [a]	92,900	1,737,230
Other Financial Services - 0.4%			Invacare	100,000	3,300,000
PRG-Schultz International [a,d]	284,200	1,676,780	Novoste [a]	66,500	399,000
Van der Moolen Holding ADR [b]	119,000	1,642,200	STERIS [a]	48,600	1,122,174
			Varian Medical Systems [a]	60,800	3,500,256
		3,318,980	Zoll Medical [a]	20,200	677,912

Total (Cost $37,351,067)		53,549,518			20,360,557

Health – 8.2%			Total (Cost $60,623,736)		70,104,985
Commercial Services - 1.6%
IDEXX Laboratories [a]	104,100	3,506,088	Industrial Products – 13.4%
PAREXEL International [a,d]	277,700	3,873,915	Building Systems and Components - 1.1%
Pharmaceutical Product Development [a]	10,000	287,300	Decker Manufacturing	6,022	198,726
Quintiles Transnational [a]	130,300	1,848,957	Preformed Line Products Company	131,600	1,928,598
Sybron Dental Specialties [a,d]	21,000	495,600	Simpson Manufacturing [a,d]	190,400	6,968,640
The TriZetto Group [a]	190,200	1,148,808
Young Innovations [a]	77,550	2,210,175			9,095,964

		13,370,843

Drugs and Biotech - 2.3%
Abgenix [a,d]	38,000	398,620
22 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003

ROYCE VALUE TRUST, INC.
SCHEDULE OF INVESTMENTS	JUNE 30, 2003 (UNAUDITED)

	SHARES	VALUE		SHARES	VALUE

Industrial Products (continued)			Diebold	100,000	$4,325,000
Construction Materials - 1.8%			IMPCO Technologies [a]	15,500	95,480
Ash Grove Cement Company Cl. B	50,518	$5,961,124	Kimball International Cl. B	334,880	5,224,128
ElkCorp	25,000	562,500	Maxwell Technologies [a,d]	21,500	123,840
Florida Rock Industries	153,800	6,348,864	Myers Industries	52,727	500,907
Oregon Steel Mills [a]	247,900	718,910	Peerless Mfg. [a,c]	158,600	1,752,530
Synalloy Corporation [a,c]	345,000	1,873,350	Quantum Fuel Systems Technologies
			Worldwide [a,d]	15,500	34,565
		15,464,748	Steelcase Cl. A [d]	82,500	970,200
			Trinity Industries [d]	20,000	370,200
Industrial Components - 1.8%
Bel Fuse Cl. A	53,200	1,090,600			21,421,802
Belden [d]	95,800	1,522,262
C & D Technologies	50,000	718,000	Total (Cost $83,669,214)		115,236,150
Donaldson Company	26,000	1,155,700
Kaydon Corporation	171,200	3,560,960	Industrial Services – 13.4%
Penn Engineering & Manufacturing	251,600	3,434,340	Advertising/Publishing - 0.7%
Penn Engineering & Manufacturing Cl. A	77,600	942,064	Catalina Marketing [a,d]	60,000	1,059,000
PerkinElmer	135,000	1,864,350	Cordiant Communications Group ADR [a,b]	100,000	28,000
Powell Industries [a]	57,400	840,336	Grey Global Group	3,817	2,948,671
Woodhead Industries	45,400	568,408	Interpublic Group of Companies [a]	155,000	2,073,900

		15,697,020			6,109,571

Machinery - 3.5%			Commercial Services - 5.0%
Cognex Corporation [a]	163,400	3,651,990	ABM Industries [d]	119,200	1,835,680
Coherent [a]	233,700	5,534,016	Allied Waste Industries [a]	569,800	5,726,490
Federal Signal [d]	58,600	1,029,602	Carlisle Holdings [a]	204,900	676,170
Graco	26,550	849,600	Central Parking [d]	171,400	2,118,504
Lincoln Electric Holdings	237,880	4,855,131	Convergys Corporation [a]	156,000	2,496,000
National Instruments [a,d]	41,100	1,552,758	Core Laboratories [a]	125,200	1,352,160
Nordson Corporation	172,200	4,106,970	Cornell Companies [a]	124,400	1,883,416
Oshkosh Truck	13,000	771,160	Covance [a]	132,700	2,401,870
PAXAR Corporation [a]	370,100	4,071,100	Hewitt Associates Cl. A [a]	40,000	942,000
Woodward Governor	83,600	3,594,800	†Hudson Highland Group [a,d]	11,174	212,418
			iGATE Corporation [a]	144,500	501,415
		30,017,127	Iron Mountain [a]	127,450	4,727,120
			Korn/Ferry International [a]	189,400	1,534,140
Paper and Packaging - 0.4%			Learning Tree International [a,d]	53,400	834,642
Peak International [a]	408,400	1,816,972	MPS Group [a]	539,300	3,710,384
Sealed Air [a]	34,000	1,620,440	Manpower	55,800	2,069,622
			Metro One Telecommunications [a,d]	25,000	129,000
		3,437,412	Monster Worldwide [a]	149,000	2,939,770
			New Horizons Worldwide [a]	136,500	584,220
Pumps, Valves and Bearings - 0.7%			RemedyTemp Cl. A [a,d]	78,500	724,555
Baldor Electric	62,900	1,295,740	Renaissance Learning [a,d]	10,000	219,000
ConBraCo Industries	7,630	587,510	Spherion Corporation [a]	109,000	757,550
Denison International ADR [a,b]	79,400	1,528,450	TRC Companies [a,d]	53,000	782,280
Franklin Electric	23,600	1,313,340	United Stationers [a]	23,000	831,910
NN	127,100	1,609,086	Wackenhut Corrections [a]	21,100	289,281
			Watson Wyatt & Company Holdings Cl. A [a]	45,000	1,043,100
		6,334,126	West Corporation [a]	75,000	1,998,750

Specialty Chemicals and Materials - 1.2%					43,321,447
Arch Chemicals	38,200	729,620
CFC International [a]	123,500	666,900	Engineering and Construction - 0.5%
Commercial Metals	5,000	88,950	EMCOR Group [a]	15,000	740,400
Hawkins	301,278	3,018,806	Jacobs Engineering Group [a]	20,000	843,000
MacDermid	211,631	5,565,895	McDermott International [a]	71,000	449,430
			Washington Group International [a]	100,000	2,196,000
		10,070,171
					4,228,830
Textiles - 0.4%
Fab Industries [a]	209,800	1,930,160	Food/Tobacco Processors - 0.9%
Unifi [a]	285,100	1,767,620	Farmer Bros.	15,000	5,089,350
			MGP Ingredients	321,200	2,805,682
		3,697,780
					7,895,032
Other Industrial Products - 2.5%
BHA Group Holdings	187,252	3,709,462
Brady Corporation Cl. A	129,400	4,315,490
THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 23

ROYCE VALUE TRUST, INC.
SCHEDULE OF INVESTMENTS	JUNE 30, 2003 (UNAUDITED)

	SHARES	VALUE		SHARES	VALUE

Industrial Services (continued)			Veritas DGC [a]	123,000	$1,414,500
Industrial Distribution - 1.1%			Vintage Petroleum	48,300	544,824
Central Steel & Wire	3,699	$1,387,125
Ritchie Bros. Auctioneers [a]	155,200	5,976,752			17,356,686
Strategic Distribution [a]	115,000	1,870,015
			Precious Metals and Mining - 0.7%
		9,233,892	AngloGold ADR [b,d]	111,900	3,569,610
			Glamis Gold [a]	115,000	1,319,050
Printing - 1.5%			Gold Fields ADR [b]	57,800	704,004
Bowne & Co.	383,100	4,991,793	MK Gold [a]	517,900	393,604
Ennis Business Forms	62,700	912,285	Stillwater Mining [a]	60,000	308,400
Moore Wallace [a]	90,700	1,331,476
New England Business Service	178,300	5,349,000			6,294,668

		12,584,554	Real Estate - 1.2%
			Alico	52,000	1,283,880
Transportation and Logistics - 3.1%			Chelsea Property Group	55,000	2,217,050
Airborne	100,000	2,090,000	Consolidated-Tomoka Land	13,564	340,728
AirNet Systems [a]	219,000	886,950	Public Storage	45,000	1,524,150
Atlas Air Worldwide Holdings [a,d]	210,000	308,700	Trammell Crow Company [a]	432,400	4,587,764
Brink’s Company (The)	137,278	2,000,140
C. H. Robinson Worldwide	40,000	1,422,400			9,953,572
CNF	62,600	1,588,788
Continental Airlines Cl. B [a,d]	150,000	2,245,500	Total (Cost $41,719,336)		56,991,877
EGL [a,d]	198,525	3,017,580
Forward Air [a,d]	148,000	3,754,760	Technology – 20.2%
Frozen Food Express Industries [a]	306,635	968,967	Aerospace/Defense - 0.9%
Hub Group Cl. A [a]	77,000	676,060	Curtiss-Wright [d]	58,300	3,684,560
Landstar System [a]	33,800	2,124,330	Ducommun [a]	117,200	1,652,520
Patriot Transportation Holding [a]	136,300	3,842,297	Herley Industries [a]	32,000	543,360
UTI Worldwide	45,000	1,403,550	Integral Systems [a]	74,800	1,487,024

		26,330,022			7,367,464

Other Industrial Services - 0.6%			Components and Systems - 5.4%
Landauer	117,900	4,931,757	Adaptec [a,d]	99,500	774,110
Republic Services [a]	18,600	421,662	Advanced Digital Information [a]	79,000	789,210
			American Power Conversion	231,200	3,604,408
		5,353,419	Analogic Corporation	5,000	243,800
			Catapult Communications [a]	75,100	797,562
Total (Cost $90,768,813)		115,056,767	Dionex Corporation [a]	89,000	3,537,750
			Excel Technology [a]	168,500	3,846,855
Natural Resources – 6.6%			Imation Corporation	35,700	1,350,174
Energy Services - 2.7%			InFocus Corporation [a]	79,000	372,880
Carbo Ceramics [d]	105,600	3,933,600	KEMET Corporation [a,d]	135,000	1,363,500
ENSCO International	6,443	173,317	Kronos [a]	35,850	1,821,538
Global Industries [a]	119,500	575,990	Methode Electronics Cl. A	50,000	537,500
Hanover Compressor Company [a]	175,000	1,977,500	Newport Corporation [a,d]	102,600	1,518,480
Helmerich & Payne	98,400	2,873,280	Pemstar [a,d]	220,000	921,800
Input/Output [a]	540,100	2,905,738	Perceptron [a]	397,400	2,384,400
Precision Drilling [a]	37,500	1,416,000	Radiant Systems [a]	47,500	320,150
TETRA Technologies [a]	49,000	1,452,850	Rainbow Technologies [a]	116,900	983,129
Tidewater	21,600	634,392	REMEC [a,d]	214,200	1,490,832
Universal Compression Holdings [a]	115,000	2,398,900	Scitex [a]	245,700	624,078
Willbros Group [a]	485,600	5,045,384	Storage Technology [a]	90,000	2,316,600
			Symbol Technologies	304,900	3,966,749
		23,386,951	TTM Technologies [a]	280,500	1,315,545
			Technitrol [a]	285,900	4,302,795
Oil and Gas - 2.0%			Tektronix [a]	65,000	1,404,000
Tom Brown [a]	76,000	2,112,040	Vishay Intertechnology [a]	83,900	1,107,480
†Chesapeake Energy [d]	73,000	737,300	Zebra Technologies Cl. A [a]	62,500	4,699,375
Cimarex Energy [a]	138,170	3,281,537
Denbury Resources [a]	352,600	4,735,418			46,394,700
EOG Resources	5,000	209,200
EnCana Corporation	21,638	830,250	Distribution - 2.5%
Husky Energy	85,000	1,097,179	Anixter International [a,d]	41,900	981,717
PetroCorp [a]	154,900	1,727,135	Arrow Electronics [a]	316,100	4,817,364
Prima Energy [a]	17,500	365,400	Avnet [a,d]	405,355	5,139,901
Toreador Resources [a]	100,300	301,903	Benchmark Electronics [a]	45,400	1,396,504

24 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003

ROYCE VALUE TRUST, INC.
SCHEDULE OF INVESTMENTS	JUNE 30, 2003 (UNAUDITED)

	SHARES	VALUE		SHARES	VALUE

Technology (continued)			ParthusCeva [a]	31,666	$258,078
Distribution (continued)			Semitool [a]	50,000	246,500
Brightpoint [a]	11,286	$138,818	Veeco Instruments [a,d]	65,000	1,106,950
Insight Enterprises [a]	71,500	719,290
Plexus [a]	274,600	3,166,138			24,937,850
Tech Data [a]	200,500	5,355,355
			Software - 1.9%
		21,715,087	Adobe Systems	30,000	962,100
			ANSYS [a]	45,500	1,415,050
Internet Software and Services - 0.8%			Aspen Technology [a,d]	27,100	130,080
CNET Networks [a]	265,400	1,653,442	Autodesk	251,000	4,056,160
CryptoLogic [a]	202,000	1,510,960	Business Objects ADR [a,b,d]	25,500	559,725
CyberSource Corporation [a]	10,000	27,400	JDA Software Group [a]	149,900	1,677,381
DoubleClick [a]	166,700	1,541,975	MRO Software [a]	46,000	396,980
EarthLink [a]	122,700	968,103	MSC.Software [a,d]	42,600	287,124
†Overture Services [a,d]	5,000	90,650	Macromedia [a]	61,600	1,296,064
RealNetworks [a]	85,400	579,012	Manugistics Group [a,d]	49,200	202,212
†Satyam Computer Services ADR [b,d]	20,000	198,600	Novell [a]	146,000	449,680
Stamps.com [a]	80,300	385,440	Phoenix Technologies [a,d]	40,900	231,085
Vastera [a]	15,000	89,550	Progress Software [a]	50,500	1,046,865
			SPSS [a]	107,500	1,799,550
		7,045,132	Transaction Systems Architects Cl. A [a]	237,300	2,126,208

IT Services - 4.3%					16,636,264
American Management Systems [a]	331,900	4,739,532
Answerthink [a]	655,000	1,264,150	Telecommunication - 1.5%
BearingPoint [a]	486,000	4,689,900	ADC Telecommunications [a]	113,000	263,064
CIBER [a]	70,000	491,400	ADTRAN [a]	40,000	2,040,800
Covansys Corporation [a]	251,600	772,412	Allegiance Telecom [a,d]	2,016,700	110,918
DiamondCluster International Cl. A [a]	288,900	1,071,819	Anaren [a,d]	30,000	281,100
Forrester Research [a]	91,500	1,496,940	Andrew Corporation [a]	30,000	276,000
Gartner Cl. A [a]	166,000	1,258,280	Arris Group [a,d]	70,000	347,200
CGI Group Cl. A [a]	106,700	642,334	Comverse Technology [a]	30,000	450,900
Keane[a]	497,000	6,774,110	Globecomm Systems [a]	233,700	766,536
MAXIMUS [a,d]	113,000	3,122,190	IDT Corporation [a,d]	25,000	447,500
Perot Systems Cl. A [a]	165,100	1,875,536	IDT Corporation Cl. B [a]	40,000	704,000
QRS Corporation [a]	57,500	304,750	Inet Technologies [a]	65,000	648,050
Sapient Corporation [a]	1,124,400	3,114,588	Level 3 Communications [a,d]	408,400	2,711,776
Syntel [a]	72,400	1,138,852	Liberty Satellite & Technology Cl. A [a,d]	196,530	510,978
Unisys Corporation [a]	325,000	3,991,000	PECO II [a]	93,600	58,781
			Plantronics [a]	55,100	1,194,017
		36,747,793	Polycom [a,d]	37,000	512,820
			Sycamore Networks [a]	38,000	145,540
Semiconductors and Equipment - 2.9%			Time Warner Telecom Cl. A [a]	204,000	1,299,480
Artisan Components [a]	15,000	339,150
BE Semiconductor Industries [a]	58,000	310,300			12,769,460
Credence Systems [a]	10,600	89,782
Cymer [a,d]	14,500	464,145	Total (Cost $167,662,238)		173,613,750
DSP Group [a]	115,000	2,475,950
DuPont Photomasks [a]	35,000	659,050	Utilities – 0.1%
Electroglas [a,d]	281,700	369,027	Southern Union [a]	10,000	169,400
Exar Corporation [a]	92,300	1,461,109
Fairchild Semiconductor Cl. A [a]	183,000	2,340,570	Total (Cost $132,500)		169,400
GlobespanVirata [a]	85,000	701,250
Helix Technology [d]	51,900	686,637	Miscellaneous – 1.7%
Integrated Circuit Systems [a,d]	135,000	4,243,050	Total (Cost $11,930,854)		14,181,950
Intevac [a,d]	216,650	1,455,888
Kulicke & Soffa Industries [a]	105,800	676,062	TOTAL COMMON STOCKS
Lattice Semiconductor [a]	264,000	2,172,720	(Cost $629,557,734)		783,631,546
Mentor Graphics [a,d]	225,700	3,268,136
National Semiconductor [a]	43,200	851,904	PREFERRED STOCKS – 0.1%
Novellus Systems [a]	12,000	439,452	Aristotle Corporation 11.00% Conv.	4,800	33,888
NVIDIA Corporation [a]	14,000	322,140	SVB Capital I 8.25%	20,000	499,980

			TOTAL PREFERRED STOCKS
			(Cost $531,005)		533,868

THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 25

ROYCE VALUE TRUST, INC.
SCHEDULE OF INVESTMENTS	JUNE 30, 2003 (UNAUDITED)

	PRINCIPAL AMOUNT	VALUE		VALUE

CORPORATE BONDS – 0.2%			REPURCHASE AGREEMENT – 5.4%
Dixie Group 7.00%			State Street Bank & Trust Company, 0.30% dated 6/30/03, due 7/1/03, maturity value $46,399,387 (collateralized by U.S. Treasury Notes, 1.75% due 12/31/04, valued at $47,329,137)
Conv. Sub. Deb. due 5/15/12	$537,000	$322,200
Richardson Electronics 7.25%
Conv. Sub. Deb. due 12/15/06	1,319,000	1,081,580
			(Cost $46,399,000)	$46,399,000
TOTAL CORPORATE BONDS
(Cost $1,544,984)		1,403,780	TOTAL INVESTMENTS – 100.1%
			(Cost $705,485,847)	859,617,619
U.S. TREASURY OBLIGATIONS – 3.2%
U.S. Treasury Notes			LIABILITIES LESS CASH
5.625%, due 2/15/06	25,000,000	27,649,425	AND OTHER ASSETS – (0.1)%	(396,423)

TOTAL U.S. TREASURY OBLIGATIONS			NET ASSETS – 100.0%	$859,221,196
(Cost $27,453,124)		27,649,425

[a]	Non-income producing.
[b]	American Depository Receipt.
[c]	At June 30, 2003, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940.
[d]	A portion of these securities were on loan at June 30, 2003. Total market value of loaned securities at June 30, 2003 was $33,925,944.
[e]	A security for which market quotations are no longer readily available represents 0.3% of net assets. This security has been valued at its fair value under procedures established by the Fund’s Board of Directors.
†	New additions in 2003.
Bold indicates the Fund’s largest 20 equity holdings in terms of June 30, 2003 market value.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $709,157,702. At June 30, 2003, net unrealized appreciation for all securities was $150,459,917, consisting of aggregate gross unrealized appreciation of $228,856,672 and aggregate gross unrealized depreciation of $78,396,755. The primary differences in book and tax basis cost is the timing of the recognition of losses on securities sold and amortization of discount for book and tax purposes.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

26 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003

ROYCE VALUE TRUST, INC.
STATEMENT OF ASSETS AND LIABILITIES	JUNE 30, 2003 (UNAUDITED)

ASSETS:
Investments at value (identified cost $659,086,847)	$813,218,619
Repurchase agreement (at cost and value)	46,399,000
Cash	126
Collateral from brokers on securities loaned	36,246,784
Receivable for investments sold	612,103
Receivable for dividends and interest	929,747

Total Assets	897,406,379

LIABILITIES:
Payable for collateral on securities loaned	36,246,784
Payable for investments purchased	637,532
Payable for investment advisory fee	809,646
Preferred dividends accrued but not yet declared	266,225
Accrued expenses	224,996

Total Liabilities	38,185,183

Net Assets	$859,221,196

ANALYSIS OF NET ASSETS:
PREFERRED STOCK:
Par value of 7.80% Cumulative Preferred Stock – $0.001 per share; 2,400,000 shares outstanding	$2,400
Par value of 7.30% Tax-Advantaged Cumulative Preferred Stock – $0.001 per share; 4,000,000 shares outstanding	4,000
Additional paid-in capital	159,993,600

Net Assets applicable to Preferred Stock at a liquidation value of $25 per share	160,000,000

COMMON STOCK:
Par value of Common Stock – $0.001 per share; 48,820,755 shares outstanding (150,000,000 shares authorized)	48,821
Additional paid-in capital	566,557,501
Accumulated net investment loss	(895,291)
Accumulated net realized gain on investments	15,009,715
Net unrealized appreciation on investments	154,131,809
Quarterly and accrued distributions	(35,631,359)

Net Assets applicable to Common Stock (net asset value per share – $14.32)	699,221,196

Net Assets	$859,221,196

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 27

ROYCE VALUE TRUST, INC.
STATEMENT OF OPERATIONS	SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)

INVESTMENT INCOME:
Income:
Dividends	$2,629,376
Interest	851,553

Total income	3,480,929

Expenses:
Investment advisory fees	4,482,527
Stockholder reports	176,214
Custody and transfer agent fees	104,025
Administrative and office facilities expenses	58,433
Directors’ fees	55,391
Professional fees	46,220
Other expenses	70,077

Total expenses	4,992,887
Fees waived by investment advisor	(616,667)

Net expenses	4,376,220

Net investment income (loss)	(895,291)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	18,822,862
Net change in unrealized appreciation on investments	84,176,771

Net realized and unrealized gain on investments	102,999,633

NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS	$102,104,342

STATEMENTS OF CHANGES IN NET ASSETS
	Six months ended June 30, 2003 (unaudited)	Year ended December 31, 2002

INVESTMENT OPERATIONS:
Net investment loss	$(895,291)	$(583,347)
Net realized gain on investments	18,822,862	62,933,497
Net change in unrealized appreciation on investments	84,176,771	(156,381,089)

Net increase (decrease) in net assets from investment operations	102,104,342	(94,030,939)

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	(581,030)
Net realized gain on investments	–	(11,398,970)
Quarterly distributions *	(5,990,000)	–

Total distributions to Preferred Stockholders	(5,990,000)	(11,980,000)

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	(2,981,664)
Net realized gain on investments	–	(58,496,049)
Quarterly distributions *	(29,375,135)	–

Total distributions to Common Stockholders	(29,375,135)	(61,477,713)

CAPITAL STOCK TRANSACTIONS:
Proceeds from rights offering	54,505,909	–
Reinvestment of distributions to Common Stockholders	17,200,457	39,123,307

Total capital stock transactions	71,706,366	39,123,307

NET INCREASE (DECREASE) IN NET ASSETS	138,445,573	(128,365,345)
NET ASSETS:
Beginning of period	720,775,623	849,140,968

End of period (including accumulated net investment loss of $895,291 in 2003)	$859,221,196	$720,775,623

* To be allocated to net investment income and capital gains at year-end.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
28 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003

ROYCE VALUE TRUST, INC.
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	Six months ended		Years ended December 31,
	June 30, 2003
	(unaudited)		2002	2001	2000	1999	1998

NET ASSET VALUE, BEGINNING OF PERIOD	$13.22		$17.31	$16.56	$15.77	$15.72	$16.91

INVESTMENT OPERATIONS:
Net investment income (loss)	(0.02)		(0.02)	0.05	0.18	0.26	0.17
Net realized and unrealized gain (loss) on investments	1.97		(2.25)	2.58	2.58	1.65	0.67

Total investment operations	1.95		(2.27)	2.63	2.76	1.91	0.84

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–		(0.01)	(0.01)	(0.03)	(0.04)	(0.03)
Net realized gain on investments	–		(0.28)	(0.30)	(0.30)	(0.32)	(0.26)
Quarterly distributions *	(0.13)		–	–	–	–	–

Total distributions to Preferred Stockholders	(0.13)		(0.29)	(0.31)	(0.33)	(0.36)	(0.29)

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–		(0.07)	(0.05)	(0.13)	(0.15)	(0.16)
Net realized gain on investments	–		(1.44)	(1.44)	(1.35)	(1.22)	(1.38)
Quarterly distributions *	(0.65)		–	–	–	–	–

Total distributions to Common Stockholders	(0.65)		(1.51)	(1.49)	(1.48)	(1.37)	(1.54)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.00)		(0.02)	(0.08)	(0.16)	(0.13)	(0.09)
Effect of rights offering or Preferred Stock offering	(0.07)		–	–	–	–	(0.11)

Total capital stock transactions	(0.07)		(0.02)	(0.08)	(0.16)	(0.13)	(0.20)

NET ASSET VALUE, END OF PERIOD	$14.32		$13.22	$17.31	$16.56	$15.77	$15.72

MARKET VALUE, END OF PERIOD	$14.94		$13.25	$15.72	$14.438	$13.063	$13.75

TOTAL RETURN (a):
Market Value	18.4	%***	(6.9)%	20.0%	22.7%	5.7%	1.5%
Net Asset Value	13.8	%***	(15.6)%	15.2%	16.6%	11.7%	3.3%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses (b,c)	1.47	%**	1.72%	1.61%	1.43%	1.39%	1.31%
Management fee expense	1.30	%**	1.56%	1.45%	1.25%	1.18%	1.10%
Other operating expenses	0.17	%**	0.16%	0.16%	0.18%	0.21%	0.21%
Net investment income (loss)	(0.30	)%**	(0.09)%	0.35%	1.18%	1.47%	1.11%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$859,221		$720,776	$849,141	$783,262	$712,928	$676,963
Portfolio Turnover Rate	12%		35%	30%	36%	41%	43%
PREFERRED STOCK:
Total shares outstanding	6,400,000		6,400,000	6,400,000	6,400,000	6,400,000	6,400,000
Asset coverage per share	$134.25		$112.62	$132.68	$122.38	$111.40	$105.78
Liquidation preference per share	$25.00		$25.00	$25.00	$25.00	$25.00	$25.00
Average market value per share:
7.80% Cumulative (d)	$26.09		$26.37	$25.70	$23.44	$24.98	$25.91
7.30% Tax-Advantaged Cumulative (d)	$25.60		$25.82	$25.37	$22.35	$24.24	$25.43

(a)
The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

(b)	Expense ratios based on total average net assets were 1.16%, 1.38%, 1.30%, 1.12%, 1.06% and 1.06% for the periods ended June 30, 2003 and December 31, 2002, 2001, 2000, 1999 and 1998, respectively.
(c)
Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.67%, 1.82%, 1.65%, 1.51%, 1.48% and 1.34% for the periods ended June 30, 2003 and December 31, 2002, 2001, 2000, 1999 and 1998, respectively.

(d)	The average of month-end market values during the period.

*	To be allocated to net investment income and capital gains at year-end.
**	Annualized.
***	Not annualized.
THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 29

ROYCE VALUE TRUST, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Summary of Significant Accounting Policies:

      Royce Value Trust, Inc. (“the Fund”) was incorporated under the laws of the State of Maryland on July 1, 1986 as a diversified closed-end investment company. The Fund commenced operations on November 26, 1986.
      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
      Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Securities listed on an exchange or on the Nasdaq National Market System (NMS) are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq NMS securities. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund’s Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Investment Transactions and Related Investment Income:
      Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
      The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted deferred fee agreement that allows the Fund’s Directors to defer the receipt of all or a portion of Directors’ Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Taxes:
      As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Income Tax Information”.

Distributions:
      The Fund currently has a policy of paying quarterly distributions on the Fund’s Common Stock. Distributions are currently being made at the annual rate of 9% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 2.25% of the rolling average or the distribution required by IRS regulations. Distributions to Preferred Stockholders are recorded on an accrual basis and paid quarterly. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Repurchase Agreements:
      The Fund enters into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company (“SSB&T”), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

Securities Lending:
      The Fund loans securities to qualified institutional investors for the purpose of realizing additional income. This income is included in interest income. Collateral on all securities loaned for the Fund is accepted in cash and is invested temporarily, typically, and specifically at June 30, 2003, in a registered money market fund, by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities.

30 | THE ROYCE FUNDS SEMIANNUAL REPORT

ROYCE VALUE TRUST, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

Capital Stock:

      The Fund currently has two issues of Preferred Stock outstanding: 7.80% Cumulative Preferred Stock and 7.30% Tax-Advantaged Cumulative Preferred Stock. Both issues of Preferred Stock have a liquidation preference of $25.00 per share.
      Under the Investment Company Act of 1940, the Fund is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. The Fund has met these requirements since issuing Preferred Stock.
      The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital.
      The Fund issued 1,313,310 and 2,615,641 shares of Common Stock as reinvestment of distributions by Common Stockholders for the six months ended June 30, 2003 and the year ended December 31, 2002, respectively.
      During the quarter ended March 31, 2003, the Fund completed a rights offering of 5,090,083 shares to its stockholders at the rate of one share for each 10 rights held by the stockholders of record on January 28, 2003. These shares were priced at $10.77, which was $0.50 below the last reported sale price on the New York Stock Exchange on March 11, 2003. 34.5% of the offering was subscribed for through primary subscription. The remaining shares were purchased by those stockholders who subscribed with their primary rights and who also elected to purchase additional shares using over-subscription rights.

Investment Advisory Agreement:

      As compensation for its services under the Investment Advisory Agreement, Royce & Associates, LLC (“Royce”) receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P 600 SmallCap Index (“S&P 600”).
      The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the month-end net assets of the Fund for the rolling 60-month period ending with such month. The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the S&P 600 for the performance period by more than two percentage points. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the S&P 600 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.
      Notwithstanding the foregoing, Royce is not entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36-month period ending with such month is negative. In the event that the Fund’s investment performance for such a performance period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period.
      Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock dividend rate.
      For the six months ended June 30, 2003, the Fund accrued and paid Royce advisory fees totaling $3,865,860, which is net of $616,667 voluntarily waived by Royce.

Purchases and Sales of Investment Securities:
For the six months ended June 30, 2003, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $87,757,204 and $87,320,273, respectively.
Transactions in Shares of Affiliated Companies:

      An “Affiliated Company”, as defined in the Investment Company Act of 1940, is a company in which a Fund owns 5% or more of the company’s outstanding voting securities. The Fund effected the following transactions in shares of such companies during the six months ended June 30, 2003:

	Purchases		Sales

Affiliated Company	Shares	Cost	Shares	Cost	Realized Gain (Loss)	Dividend Income

Falcon Products	405,600	$1,635,894	—	—	—	—
McLeodUSA	—	—	—	—	—	—
Peerless Mfg.	—	—	—	—	—	—
Synalloy Corporation	345,000	1,797,450	—	—	—	—

THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 31

ROYCE MICRO-CAP TRUST, INC.

SCHEDULE OF INVESTMENTS	JUNE 30, 2003 (UNAUDITED)

COMMON STOCKS – 93.0%
	SHARES	VALUE		SHARES	VALUE

Consumer Products – 9.0%			Retail Stores - 3.6%
Apparel and Shoes - 3.0%			Brookstone [a]	23,000	$465,750
Ashworth [a]	43,000	$304,870	Buckle (The) [a]	36,500	701,895
Delta Apparel	146,500	2,380,625	Cato Cl. A	58,000	1,222,640
Kleinert’s [a,d]	14,200	0	†Charming Shoppes [a,c]	50,000	248,500
Marisa Christina [a]	51,600	73,788	Dress Barn (The) [a]	53,660	679,872
Nautica Enterprises [a]	107,600	1,380,508	†FTD Cl. A [a,c]	10,000	201,800
Oshkosh B’Gosh Cl. A	37,000	999,000	Gadzooks [a,c]	63,000	357,840
Weyco Group	40,000	1,840,400	InterTAN [a]	49,800	408,360
			La Senza Corporation	99,900	722,124
		6,979,191	Stein Mart [a]	285,200	1,708,348
			United Retail Group [a]	60,600	119,382
Collectibles - 1.0%			Wet Seal (The) Cl. A [a]	157,000	1,676,760
The Boyds Collection [a,c]	227,700	1,072,467
Enesco Group [a]	52,400	387,760			8,513,271
Topps Company (The) [a]	101,000	867,590
			Other Consumer Services - 0.4%
		2,327,817	Ambassadors Group [a]	7,500	104,775
			Ambassadors International [a]	6,100	73,261
Food/Beverage/Tobacco - 1.3%			E-LOAN [a,c]	80,500	469,315
800 JR Cigar [a,d]	193,000	2,509,000	First Cash Financial Services [a]	20,500	291,305
†Green Mountain Coffee Roasters [a,c]	15,000	285,000
Monterey Pasta Company [a,c]	69,000	341,550			938,656

		3,135,550	Total (Cost $7,950,925)		10,571,896

Home Furnishing/Appliances - 0.8%			Diversified Investment Companies – 0.2%
Bassett Furniture Industries	26,300	349,264	Closed-End Mutual Funds - 0.2%
Falcon Products [a]	150,000	634,500	Central Fund of Canada Cl. A [c]	140,000	600,600
Lifetime Hoan [c]	109,854	837,088
Stanley Furniture Company	2,500	68,525	Total (Cost $554,082)		600,600

		1,889,377	Financial Intermediaries – 5.1%
			Banking - 0.4%
Publishing - 0.3%			First Midwest Financial	1,000	18,585
Information Holdings [a]	40,000	730,000	Queen City Investments [a]	948	466,416
			Sterling Bancorp	14,520	404,963
Sports and Recreation - 0.8%
Johnson Outdoors Cl. A [a]	31,600	431,340			889,964
Monaco Coach [a,c]	85,900	1,316,847
National R.V. Holdings [a]	31,800	164,724	Insurance - 4.7%
			Arch Capital Group [a]	25,700	892,561
		1,912,911	Argonaut Group [a]	30,900	380,997
			Ceres Group [a]	50,300	144,864
Other Consumer Products - 1.8%			Independence Holding	18,630	393,279
Concord Camera [a]	30,000	212,700	NYMAGIC	67,900	1,375,654
Cross (A. T.) & Company Cl. A [a]	100,000	594,000	Navigators Group [a]	47,200	1,407,504
JAKKS Pacific [a]	35,000	465,150	PICO Holdings [a]	91,600	1,190,800
Lazare Kaplan International [a]	151,700	879,860	PMA Capital Cl. A	80,000	1,005,600
Matthews International Cl. A	76,000	1,881,760	PXRE Group	73,164	1,448,647
Pillowtex Corporation [a]	20,000	4,400	ProAssurance Corporation [a]	57,500	1,551,925
Water Pik Technologies [a,c]	41,500	322,455	Wellington Underwriting [a]	444,712	754,544
			Zenith National Insurance [c]	19,100	544,350
		4,360,325
					11,090,725
Total (Cost $15,141,248)		21,335,171
			Total (Cost $7,574,357)		11,980,689
Consumer Services – 4.5%
Direct Marketing - 0.1%			Financial Services – 1.6%
ValueVision Media Cl. A [a]	5,000	68,150	Information and Processing - 0.3%
			Fidelity National Information Solutions [a]	20,668	539,021
Leisure/Entertainment - 0.2%			InterCept [a]	32,000	267,520
ACTV [a]	55,000	53,900
IMAX Corporation [a,c]	25,000	225,000			806,541
TiVo [a,c]	20,000	247,000
			Insurance Brokers - 0.4%
		525,900	Clark [a]	20,900	249,755
			CorVel [a]	18,750	675,000
Restaurants/Lodgings - 0.2%
Angelo and Maxie’s [a]	3,333	9,832			924,755
Benihana Cl. A [a]	29,770	392,964
IHOP Corporation [c]	3,900	123,123

		525,919

32 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003

ROYCE MICRO-CAP TRUST, INC.

SCHEDULE OF INVESTMENTS	JUNE 30, 2003 (UNAUDITED)

	SHARES	VALUE		SHARES	VALUE

Financial Services (continued)			CONMED Corporation [a,c]	3,900	$71,214
Investment Management - 0.2%			Cyberonics [a,c]	5,000	107,550
BKF Capital Group [a]	27,700	$604,691	Exactech [a]	50,000	720,000
			Interpore International [a]	17,600	224,048
Other Financial Services - 0.7%			Molecular Devices [a]	10,000	159,100
MicroFinancial [a]	10,000	18,400	NMT Medical [a]	44,000	174,680
New Century Financial	5,000	218,250	Orthofix International [a]	29,500	965,830
PRG-Schultz International [a,c]	225,000	1,327,500	Osteotech [a]	22,100	300,339
			PLC Systems [a]	105,200	68,380
		1,564,150	Theragenics Corporation [a]	15,000	64,500
			Utah Medical Products [a]	42,300	848,115
Total (Cost $2,775,622)		3,900,137
					6,034,194
Health – 11.2%
Commercial Services - 3.1%			Total (Cost $21,482,648)		26,422,351
BioReliance Corporation [a]	58,300	1,235,960
Bruker Daltonics [a,c]	200,300	1,067,599	Industrial Products – 13.7%
ICON ADR [a,b]	800	25,456	Building Systems and Components - 2.0%
PAREXEL International [a]	134,400	1,874,880	Drew Industries [a]	15,000	273,000
The TriZetto Group [a]	181,500	1,096,260	Juno Lighting [a]	108,600	1,453,068
Young Innovations [a]	73,850	2,104,725	LSI Industries	43,850	486,735
			Simpson Manufacturing [a]	44,200	1,617,720
		7,404,880	Skyline Corporation	32,100	963,000

Drugs and Biotech - 2.5%					4,793,523
Antigenics [a,c]	60,800	700,416
Arena Pharmaceuticals [a]	14,000	92,960	Construction Materials - 1.8%
BioSource International [a]	177,900	1,227,510	Ash Grove Cement Company	8,000	944,000
Emisphere Technologies [a]	187,200	673,920	Eagle Building Technologies [a,c]	15,000	21,000
Geron Corporation [a,c]	6,000	44,160	Encore Wire [a]	10,000	95,000
Lexicon Genetics [a]	192,100	1,288,991	Florida Rock Industries	35,000	1,444,800
Martek Biosciences [a]	12,800	549,632	Monarch Cement	50,410	879,655
Myriad Genetics [a]	5,000	68,050	Synalloy Corporation [a]	171,000	928,530
Nabi Biopharmaceuticals [a]	40,000	274,400	Universal Stainless & Alloy Products [a]	7,700	50,589
Sangamo BioSciences [a]	10,000	28,500
ViroPharma [a,c]	18,800	48,880			4,363,574
VIVUS [a,c]	167,200	859,408
			Industrial Components - 2.2%
		5,856,827	Aaon [a]	37,500	694,500
			Bel Fuse Cl. A	52,600	1,078,300
Health Services - 2.2%			Cable Design Technologies [a]	30,000	214,500
ATC Healthcare Cl. A [a]	35,000	22,050	Penn Engineering & Manufacturing	56,600	772,590
aaiPharma [a,c]	31,600	628,208	Penn Engineering & Manufacturing Cl. A	30,800	373,912
Covalent Group [a]	25,000	56,250	Powell Industries [a]	85,800	1,256,112
First Consulting Group [a]	146,700	685,089	Scientific Technologies [a]	10,700	51,895
Gene Logic [a]	210,000	1,253,700	Tech/Ops Sevcon	76,200	400,050
MIM Corporation [a,c]	38,100	248,793	II-VI [a]	10,000	230,800
MedCath Corporation [a,c]	18,000	105,300	Woodhead Industries	10,000	125,200
On Assignment [a,c]	132,000	528,000
Quovadx [a]	45,000	134,550			5,197,859
RehabCare Group [a]	25,000	366,250
SFBC International [a,c]	23,000	416,300	Machinery - 1.6%
Sierra Health Services [a,c]	40,000	800,000	Astec Industries [a]	40,200	350,544
Superior Consultant Holdings [a]	10,000	30,000	Hurco Companies [a]	16,100	37,835
			LeCroy Corporation [a]	34,000	328,440
		5,274,490	Lindsay Manufacturing	10,000	232,200
			MTS Systems	10,000	147,400
Personal Care - 0.8%			Mueller (Paul)	16,650	674,325
Helen of Troy [a]	20,000	303,200	T-3 Energy Services [a]	198,610	1,306,854
Inter Parfums	46,200	341,880	Woodward Governor	15,300	657,900
Ocular Sciences [a,c]	60,800	1,206,880
					3,735,498
		1,851,960
			Pumps, Valves and Bearings - 2.0%
Surgical Products and Devices - 2.6%			Denison International ADR [a,b]	123,500	2,377,375
Aksys [a,c]	85,000	1,100,750	NN	80,500	1,019,130
Allied Healthcare Products [a]	258,400	922,488	Sun Hydraulics	152,550	1,229,553
Cantel Medical [a]	21,000	281,820
Colorado MEDtech [a]	5,400	25,380			4,626,058

THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 33

ROYCE MICRO-CAP TRUST, INC.

SCHEDULE OF INVESTMENTS			JUNE 30, 2003 (UNAUDITED)

	SHARES	VALUE		SHARES	VALUE

Industrial Products (continued)			Food/Tobacco Processors - 1.5%
Specialty Chemicals and Materials - 2.0%			Galaxy Nutritional Foods [a]	113,500	$320,070
Aceto	87,631	$1,616,792	MGP Ingredients	96,122	839,626
American Pacific [a]	15,000	112,200	ML Macadamia Orchards LP Cl. A	120,200	420,700
Balchem Corporation	10,000	235,200	Seneca Foods Cl. A [a]	58,500	1,024,920
CFC International [a]	144,700	781,380	Seneca Foods Cl. B [a]	47,200	854,792
Eastern Company (The)	20,000	292,000
Hawkins	122,667	1,229,123			3,460,108
NuCo2 [a,c]	20,000	188,200
Park Electrochemical	10,000	199,500	Industrial Distribution - 0.9%
			Central Steel & Wire	1,200	450,000
		4,654,395	Elamex [a]	70,200	239,031
			Lawson Products	12,200	335,976
Textiles - 0.3%			Strategic Distribution [a]	68,490	1,113,716
Fab Industries [a]	76,400	702,880
					2,138,723
Other Industrial Products - 1.8%
Astronics Corporation [a]	26,400	85,668	Printing - 1.6%
BHA Group Holdings	96,915	1,919,886	Bowne & Co.	90,000	1,172,700
Maxwell Technologies [a]	15,300	88,128	Ennis Business Forms	11,200	162,960
Myers Industries	29,342	278,749	Moore Wallace [a]	39,600	581,328
Peerless Mfg. [a]	43,200	477,360	New England Business Service	52,900	1,587,000
Quixote Corporation	12,500	319,125	Schawk Cl. A	16,300	170,824
Spartan Motors [c]	26,200	216,674
Wescast Industries Cl. A	37,900	942,952			3,674,812

		4,328,542	Transportation and Logistics - 2.2%
			AirNet Systems [a]	196,000	793,800
Total (Cost $23,162,094)		32,402,329	Atlas Air Worldwide Holdings [a,c]	120,000	176,400
			EGL [a]	42,100	639,920
Industrial Services – 12.2%			Forward Air [a]	43,800	1,111,206
Advertising/Publishing - 0.3%			Frozen Food Express Industries [a]	227,500	718,900
Digital Generation Systems [a]	6,700	12,864	Hawaiian Holdings [a]	75,000	63,750
†FindWhat.com [a,c]	10,000	188,100	Hub Group Cl. A [a]	6,500	57,070
Modem Media Cl. A [a]	141,200	561,976	Knight Transportation [a]	38,925	969,233
			Patriot Transportation Holding [a]	28,400	800,596
		762,940
					5,330,875
Commercial Services - 5.0%
American Bank Note Holographics [a]	267,200	325,984	Other Industrial Services - 0.1%
Butler International [a]	38,500	30,800	Team [a]	44,100	352,800
Carlisle Holdings [a]	400,000	1,320,000
Core Laboratories [a]	24,000	259,200	Total (Cost $24,350,375)		28,830,143
Edgewater Technology [a]	18,339	88,027
Exponent [a]	63,200	979,600	Natural Resources – 8.6%
†Heidrick & Struggles International [a,c]	10,000	126,200	Energy Services - 2.7%
iGATE Corporation [a]	324,700	1,126,709	Carbo Ceramics	33,600	1,251,600
Innodata Corporation [a]	245,100	330,885	Dril-Quip [a]	42,700	777,140
Kforce [a]	55,000	265,650	GulfMark Offshore [a]	69,200	1,168,096
Manufacturers Services [a]	95,000	460,750	Input/Output [a]	193,500	1,041,030
NCO Group [a]	20,000	358,200	Lufkin Industries	25,000	608,750
NIC [a]	26,800	78,256	MarkWest Hydrocarbon [a]	15,200	115,672
New Horizons Worldwide [a,c]	282,000	1,206,960	NATCO Group Cl. A [a]	100,400	685,732
Pegasystems [a]	75,000	552,750	Valley National Gases [a]	30,100	179,095
RemedyTemp Cl. A [a]	71,700	661,791	Willbros Group [a]	55,900	580,801
TRC Companies [a,c]	25,000	369,000
Tyler Technologies [a]	65,000	276,250			6,407,916
Volt Information Sciences [a]	36,600	499,590
Wackenhut Corrections [a]	94,800	1,299,708	Oil and Gas - 3.3%
Watson Wyatt & Company			Bonavista Petroleum [a]	71,000	2,010,990
Holdings Cl. A [a]	15,000	347,700	Contango Oil & Gas Company [a]	50,000	204,500
Westaff [a]	362,500	808,375	Denbury Resources [a]	87,000	1,168,410
			Evergreen Resources [a,c]	20,000	1,086,200
		11,772,385	PetroCorp [a]	171,200	1,908,880
			Prima Energy [a]	21,000	438,480
Engineering and Construction - 0.6%			Toreador Resources [a]	2,300	6,923
Insituform Technologies Cl. A [a]	70,000	1,237,600	Veritas DGC [a,c]	79,400	913,100
Keith Companies [a]	10,000	99,900
					7,737,483
		1,337,500

34 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003

ROYCE MICRO-CAP TRUST, INC.

SCHEDULE OF INVESTMENTS			JUNE 30, 2003 (UNAUDITED)

	SHARES	VALUE		SHARES	VALUE

Natural Resources (continued)			Digitas [a]	50,500	$250,480
Precious Metals and Mining - 0.7%			Lionbridge Technologies [a,c]	37,500	190,875
Apex Silver Mines [a]	79,600	$1,174,100	Overstock.com [a,c]	37,000	536,870
Brush Engineered Materials [a]	15,500	129,425	RealNetworks [a,c]	65,700	445,446
MK Gold [a]	603,700	458,812	Register.com [a]	84,000	492,240
			Stamps.com [a]	170,000	816,000
		1,762,337	United Online [a,c]	15,000	380,100

Real Estate - 1.9%					3,479,787
HomeFed Corporation [a]	898,521	2,470,933
Liberte Investors [a]	346,800	1,883,124	IT Services - 4.6%
Stratus Properties [a]	11,000	102,905	CACI International Cl. A [a]	10,000	343,000
			CIBER [a]	220,000	1,544,400
		4,456,962	Computer Task Group [a]	341,100	968,724
			Covansys Corporation [a]	242,500	744,475
Total (Cost $10,827,234)		20,364,698	DiamondCluster International Cl. A [a]	280,000	1,038,800
			DynTek Cl. A [a]	224,000	179,200
Technology – 24.0%			Forrester Research [a]	105,500	1,725,980
Aerospace/Defense - 2.1%			Sapient Corporation [a]	995,000	2,756,150
Ducommun [a]	99,500	1,402,950	Syntel [a]	81,000	1,274,130
HEICO Corporation [c]	66,600	812,520	Technology Solutions [a]	50,000	50,000
Herley Industries [a]	76,000	1,290,480	Tier Technologies Cl. B [a]	40,500	313,875
Integral Systems [a]	58,300	1,159,004
Mesaba Holdings [a]	51,600	318,372			10,938,734
SIFCO Industries [a]	45,800	92,058
			Semiconductors and Equipment - 2.0%
		5,075,384	August Technology [a]	72,000	457,200
			California Micro Devices [a]	25,000	53,750
Components and Systems - 5.0%			Exar Corporation [a,c]	68,500	1,084,355
Advanced Photonix Cl. A [a]	455,200	409,680	FSI International [a]	34,500	134,550
CSP [a]	117,581	378,611	GlobespanVirata [a]	14,000	115,500
Concurrent Computer [a]	102,500	299,300	Helix Technology	9,500	125,685
Del Global Technologies [a]	468,279	1,077,042	Inficon Holding ADR [a,b]	10,000	64,500
Excel Technology [a,c]	97,900	2,235,057	Intevac [a]	114,050	766,416
Intrusion [a]	75,000	56,250	Oak Technology [a,c]	20,000	124,200
Kronos [a]	20,750	1,054,308	PDF Solutions [a]	25,000	288,750
Lantronix [a]	224,500	166,130	Photronics [a]	29,750	519,138
†Mobility Electronics [a,c]	90,000	364,500	†Pixelworks [a,c]	36,000	213,840
MOCON	22,600	163,850	Semitool [a]	50,500	248,965
Newport Corporation [a]	45,000	666,000	Teradyne [a]	13,604	235,485
OSI Systems [a]	20,000	321,200	Xicor [a]	35,000	219,450
Pemstar [a,c]	71,500	299,585
Performance Technologies [a]	24,750	180,675			4,651,784
Printronix [a]	45,300	507,360
Rainbow Technologies [a]	181,500	1,526,415	Software - 3.8%
Read-Rite [a]	1,000	65	ANSYS [a]	15,400	478,940
REMEC [a,c]	182,500	1,270,200	Aladdin Knowledge Systems [a]	27,300	103,494
Spectrum Control [a]	12,500	70,250	Applix [a,c]	20,000	32,000
TransAct Technologies [a]	68,200	827,266	†AsiaInfo Holdings [a,c]	67,000	549,400
			Aspen Technology [a,c]	22,000	105,600
		11,873,744	Chordiant Software [a]	160,000	297,600
			ILOG ADR [a,b,c]	35,000	292,950
Distribution - 1.8%			Indus International [a]	144,800	290,903
Bell Industries [a]	85,700	185,969	JDA Software Group [a]	110,500	1,236,495
Daisytek International [a]	40,300	2,821	Lightspan [a]	480,000	325,440
Jaco Electronics [a]	38,000	183,882	MSC.Software [a,c]	63,700	429,338
Nu Horizons Electronics [a]	40,000	240,000	PLATO Learning [a]	70,000	402,500
PC Connection [a]	5,000	34,000	Retek [a]	25,000	160,000
Pioneer-Standard Electronics	90,000	763,200	SCB Computer Technology [a]	50,000	80,000
Plexus Corporation [a]	83,000	956,990	SPSS [a]	91,900	1,538,406
Pomeroy IT Solutions [a]	31,100	343,966	Transaction Systems Architects Cl. A [a]	155,100	1,389,696
Richardson Electronics	206,600	1,673,460	Verity [a]	95,000	1,202,700

		4,384,288			8,915,462

Internet Software and Services - 1.5%
Convera Corporation [a,c]	33,200	132,136
CyberSource Corporation [a]	86,000	235,640

THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 35

ROYCE MICRO-CAP TRUST, INC.

SCHEDULE OF INVESTMENTS			JUNE 30, 2003 (UNAUDITED)

	SHARES	VALUE		SHARES	VALUE

Technology (continued)			PREFERRED STOCKS – 0.5%
Telecommunication - 3.2%			Angelo and Maxie’s 10.00% Conv.	6,991	$16,079
ADC Telecommunications [a,c]	100,000	$232,800	Seneca Foods Conv.[a]	75,409	1,025,562
Allegiance Telecom [a,c]	790,000	43,450
Anaren [a,c]	123,000	1,152,510	TOTAL PREFERRED STOCKS
Brooktrout [a]	28,400	220,441	(Cost $957,998)		1,041,641
C-COR.net [a,c]	5,000	24,500
Captaris [a]	30,000	102,600		PRINCIPAL
Centillium Communications [a]	24,000	237,840		AMOUNT
Computer Access Technology [a]	48,000	156,000
Computer Network Technology [a,c]	20,000	162,000	U.S. TREASURY OBLIGATIONS – 2.1%
Giga-tronics [a]	3,200	5,536	U.S Treasury Notes
ITXC Corporation [a]	36,000	93,960	†1.875%, due 9/30/04	$5,000,000	5,049,220
Interland [a]	25,000	24,500
Level 3 Communications [a,c]	84,300	559,752	TOTAL U.S. TREASURY OBLIGATIONS
Liberty Satellite & Technology Cl. A [a]	118,200	307,320	(Cost $5,010,808)		5,049,220
MetaSolv [a,c]	44,100	86,436
Optical Communication Products Cl. A [a]	220,300	396,540	REPURCHASE AGREEMENT – 4.6%
PC-Tel [a]	31,100	368,846	State Street Bank & Trust Company, 0.30% dated 6/30/03, due 7/1/03, maturity value $10,850,090 (collateralized by U.S. Treasury Bonds, 8.50% due 2/15/20, valued at $11,063,754) (Cost $10,850,000)
Radyne ComStream [a]	65,000	132,600
Somera Communications [a,c]	132,900	194,034
SpectraLink Corporation [a]	132,000	1,304,160
Tollgrade Communications [a,c]	20,000	373,000			10,850,000
ViaSat [a]	98,200	1,408,188
			TOTAL INVESTMENTS – 100.2%
		7,587,013	(Cost $187,606,816)		237,151,621

Total (Cost $51,202,632)		56,906,196	LIABILITIES LESS CASH
			AND OTHER ASSETS – (0.2)%		(427,603)
Miscellaneous – 2.9%
Total (Cost $5,766,793)		6,896,550	NET ASSETS – 100.0%		$236,724,018

TOTAL COMMON STOCKS
(Cost $170,788,010)		220,210,760

[a]	Non-income producing.
[b]	American Depository Receipt.
[c]	A portion of these securities were on loan at June 30, 2003. Total market value of loaned securities at June 30, 2003 was $7,992,197.
[d]	Securities for which market quotations are no longer readily available represent 1.06% of net assets. These securities have been valued at their fair value under procedures established by the Fund’s Board of Directors.
†	New additions in 2003.
Bold indicates the Fund’s largest 20 equity holdings in terms of June 30, 2003 market value.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $188,619,900. At June 30, 2003, net unrealized depreciation appreciation for all securities was $48,531,721, consisting of aggregate gross unrealized appreciation of $65,691,964 and aggregate gross unrealized of $17,160,243. The primary differences in book and tax basis cost is the timing of the recognition of losses on securities sold and amortization of discount for book and tax purposes.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

36 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003

ROYCE MICRO-CAP TRUST, INC.
STATEMENT OF ASSETS AND LIABILITIES	JUNE 30, 2003 (UNAUDITED)

ASSETS:
Investments at value (identified cost $176,756,816)	$226,301,621
Repurchase agreement (at cost and value)	10,850,000
Cash	624
Collateral from brokers on securities loaned	8,369,427
Receivable for investments sold	126,725
Receivable for dividends and interest	70,652
Prepaid expenses	9,686

Total Assets	245,728,735

LIABILITIES:
Payable for collateral on securities loaned	8,369,427
Payable for investments purchased	194,112
Payable for investment advisory fee	278,115
Preferred dividends accrued but not yet declared	68,887
Accrued expenses	94,176

Total Liabilities	9,004,717

Net Assets	$236,724,018

ANALYSIS OF NET ASSETS:
PREFERRED STOCK:
Par value of 7.75% Cumulative Preferred Stock – $0.001 per share; 1,600,000 shares outstanding	$1,600
Additional paid-in capital	39,998,400

Net Assets applicable to Preferred Stock at a liquidation value of $25 per share	40,000,000

COMMON STOCK:
Par value of Common Stock – $0.001 per share; 18,540,334 shares outstanding (150,000,000 shares authorized)	18,540
Additional paid-in capital	142,059,397
Accumulated net investment loss	(1,199,081)
Accumulated net realized gain on investments	16,392,806
Net unrealized appreciation on investments	49,544,805
Quarterly and accrued distributions	(10,092,449)

Net Assets applicable to Common Stock (net asset value per share – $10.61)	196,724,018

Net Assets	$236,724,018

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 37

ROYCE MICRO-CAP TRUST, INC.
STATEMENT OF OPERATIONS	SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)

INVESTMENT INCOME:
Income:
Dividends	$402,854
Interest	72,794

Total income	475,648

Expenses:
Investment advisory fees	1,658,923
Custody and transfer agent fees	61,256
Stockholder reports	48,061
Professional fees	30,077
Directors’ fees	26,132
Administrative and office facilities expenses	16,672
Other expenses	33,608

Total expenses	1,874,729
Fees waived by investment advisor	(200,000)

Net expenses	1,674,729

Net investment loss	(1,199,081)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	12,706,206
Net change in unrealized appreciation on investments	21,690,144

Net realized and unrealized gain on investments	34,396,350

NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS	$33,197,269

STATEMENTS OF CHANGES IN NET ASSETS
	Six months ended June 30, 2003	Year ended December 31,
	(unaudited)	2002

INVESTMENT OPERATIONS:
Net investment loss	$(1,199,081)	$(2,363,582)
Net realized gain on investments	12,706,206	16,747,557
Net change in unrealized appreciation on investments	21,690,144	(38,936,315)

Net increase (decrease) in net assets from investment operations	33,197,269	(24,552,340)

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	–
Net realized gain on investments	–	(3,100,000)
Quarterly distributions *	(1,550,000)	–

Total distributions to Preferred Stockholders	(1,550,000)	(3,100,000)

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	–
Net realized gain on investments	–	(13,769,198)
Quarterly distributions *	(8,473,560)	–

Total distributions to Common Stockholders	(8,473,560)	(13,769,198)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	5,979,130	8,549,592

NET INCREASE (DECREASE) IN NET ASSETS	29,152,839	(32,871,946)
NET ASSETS:
Beginning of period	207,571,179	240,443,125

End of period (including accumulated net investment loss of $1,199,081 in 2003)	$236,724,018	$207,571,179

* To be allocated to net investment income and capital gains at year-end.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
38 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003

ROYCE MICRO-CAP TRUST, INC.
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	Six months ended		Years ended December 31,
	June 30, 2003
	(unaudited)		2002	2001	2000	1999	1998

NET ASSET VALUE, BEGINNING OF PERIOD	$9.39		$11.83	$10.14	$11.00	$10.06	$10.84

INVESTMENT OPERATIONS:
Net investment income (loss)	(0.06)		(0.13)	(0.05)	0.09	0.12	0.13
Net realized and unrealized gain (loss) on investments	1.87		(1.29)	2.57	1.23	1.35	(0.36)

Total investment operations	1.81		(1.42)	2.52	1.32	1.47	(0.23)

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–		–	–	(0.01)	(0.05)	(0.06)
Net realized gain on investments	–		(0.18)	(0.19)	(0.22)	(0.18)	(0.18)
Quarterly distributions *	(0.09)		–	–	–	–	–

Total distributions to Preferred Stockholders	(0.09)		(0.18)	(0.19)	(0.23)	(0.23)	(0.24)

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–		–	–	(0.09)	(0.06)	(0.07)
Net realized gain on investments	–		(0.80)	(0.57)	(1.63)	(0.21)	(0.22)
Quarterly distributions *	(0.47)		–	–	–	–	–

Total distributions to Common Stockholders	(0.47)		(0.80)	(0.57)	(1.72)	(0.27)	(0.29)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.03)		(0.04)	(0.07)	(0.23)	(0.03)	(0.02)

Total capital stock transactions	(0.03)		(0.04)	(0.07)	(0.23)	(0.03)	(0.02)

NET ASSET VALUE, END OF PERIOD	$10.61		$9.39	$11.83	$10.14	$11.00	$10.06

MARKET VALUE, END OF PERIOD	$9.77		$8.44	$10.50	$8.625	$9.00	$8.875

TOTAL RETURN (a):
Market Value	22.2	%***	(12.7)%	28.8%	15.3%	4.5%	(9.4)%
Net Asset Value	19.3	%***	(13.8)%	23.4%	10.9%	12.7%	(4.1)%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses (b,c)	1.98	%**	1.96%	1.78%	1.32%	1.27%	1.18%
Management fee expense	1.72	%**	1.59%	1.57%	1.08%	0.91%	0.80%
Other operating expenses	0.26	%**	0.37%	0.21%	0.24%	0.36%	0.38%
Net investment income (loss)	(1.42)	%**	(1.23)%	(0.43)%	0.74%	1.20%	1.21%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$236,724		$207,571	$240,443	$203,820	$191,269	$175,495
Portfolio Turnover Rate	11%		39%	27%	49%	49%	44%
PREFERRED STOCK:
Total shares outstanding	1,600,000		1,600,000	1,600,000	1,600,000	1,600,000	1,600,000
Asset coverage per share	$147.95		$129.73	$150.28	$127.39	$119.54	$109.68
Liquidation preference per share	$25.00		$25.00	$25.00	$25.00	$25.00	$25.00
Average market value per share (d)	$25.90		$25.91	$25.30	$23.08	$24.67	$25.40

(a)
The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

(b)	Expense ratios based on total average net assets were 1.60%, 1.62%, 1.46%, 1.06%, 0.98% and 0.92% for the periods ended June 30, 2003 and December 31, 2002, 2001, 2000, 1999 and 1998, respectively.
(c)
Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 2.21%, 2.04%, 1.81%, 1.44% and 1.24% for the periods ended June 30, 2003 and December 31, 2002, 2001, 1999 and 1998, respectively.

(d)	The average of month-end market values during the period.

*	To be allocated to net investment income and capital gains at year-end.
**	Annualized.
***	Not annualized.
THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 39

ROYCE MICRO-CAP TRUST, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Summary of Significant Accounting Policies:

      Royce Micro-Cap Trust, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on September 9, 1993 as a diversified closed-end investment company. The Fund commenced operations on December 14, 1993.
      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
      Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on the valuation date. Securities listed on an exchange or the Nasdaq National Market System (NMS) are valued at their last reported sales price or official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq NMS securities. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund’s Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Investment Transactions and Related Investment Income:
      Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
      The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Fund’s Directors to defer the receipt of all or a portion of Directors’ Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Taxes:
      As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Income Tax Information”.

Distributions:
      The Fund currently has a policy of paying quarterly distributions on the Fund’s Common Stock. Distributions are currently being made at the annual rate of 9% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 2.25% of the rolling average or the distribution required by IRS regulations. Distributions to Preferred Stockholders are recorded on an accrual basis and paid quarterly. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Repurchase Agreements:
      The Fund enters into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company (“SSB&T”), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

Securities Lending:
      The Fund loans securities to qualified institutional investors for the purpose of realizing additional income. This income is included in interest income. Collateral on all securities loaned for the Fund is accepted in cash and is invested temporarily, typically, and specifically at June 30, 2003, in a registered money market fund, by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities.

40 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003

ROYCE MICRO-CAP TRUST, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

Capital Stock:

      The Fund currently has 1,600,000 shares of 7.75% Cumulative Preferred Stock outstanding. The stock has a liquidation preference of $25.00 per share.
      Under the Investment Company Act of 1940, the Fund is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. The Fund has met these requirements since issuing the Preferred Stock.
      The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital.
      The Fund issued 698,276 and 896,290 shares of Common Stock as reinvestment of distributions by Common Stockholders for the periods ended June 30, 2003 and December 31, 2002, respectively.

Investment Advisory Agreement:

      As compensation for its services under the Investment Advisory Agreement, Royce & Associates, LLC (“Royce”) receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the Russell 2000.
      The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the month-end net assets of the Fund for the rolling 36-month period ending with such month. The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the Russell 2000 for the performance period by more than two percentage points. The performance period for each such month is a rolling 36-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the Russell 2000 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the Russell 2000 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.
      Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the Preferred Stock’s dividend rate.
      For the six months ended June 30, 2003, the Fund accrued and paid Royce advisory fees totaling $1,458,923, which is net of $200,000 voluntarily waived by Royce.

Purchases and Sales of Investment Securities:
For the six months ended June 30, 2003, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $22,799,895 and $34,025,558, respectively.
Transactions in Shares of Affiliated Companies:

      An “Affiliated Company”, as defined in the Investment Company Act of 1940, is a company in which a Fund owns 5% or more of the company’s outstanding voting securities. The Fund effected the following transactions in shares of such companies during the six months ended June 30, 2003:

	Purchases		Sales

Affiliated Company	Shares	Cost	Shares	Cost	Realized Gain (Loss)	Dividend Income

Technical Communications	—	—	96,700	$108,304	$(61,331)	—

THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 41

ROYCE FOCUS TRUST, INC.
SCHEDULE OF INVESTMENTS	JUNE 30, 2003 (UNAUDITED)

COMMON STOCKS – 74.9%
	SHARES	VALUE		SHARES	VALUE

Consumer Products – 6.2%
Sports and Recreation - 3.6%			Machinery - 3.5%
Callaway Golf	100,000	$1,322,000	Lincoln Electric Holdings	99,800	$2,036,918
†Winnebago Industries [c]	50,000	1,895,000	Woodward Governor	24,400	1,049,200

		3,217,000			3,086,118

Other Consumer Products - 2.6%			Total (Cost $4,617,941)		8,056,806
Oakley [a]	75,000	882,750
†Yankee Candle Company [a]	60,000	1,393,200	Industrial Services – 7.1%
			Commercial Services - 5.3%
		2,275,950	Carlisle Holdings [a]	400,000	1,320,000
			Cornell Companies [a]	75,000	1,135,500
Total (Cost $4,305,372)		5,492,950	Covance [a]	50,000	905,000
			†West Corporation [a]	50,000	1,332,500
Consumer Services – 5.2%
Direct Marketing - 2.4%					4,693,000
Nu Skin Enterprises Cl. A	200,000	2,090,000
			Engineering and Construction - 1.8%
Retail Stores - 2.8%			Dycom Industries [a]	100,000	1,630,000
Big Lots [a]	89,400	1,344,576
Charming Shoppes [a,c]	230,000	1,143,100	Total (Cost $3,871,542)		6,323,000

		2,487,676	Natural Resources – 12.2%
			Energy Services - 2.7%
Total (Cost $3,614,159)		4,577,676	†Ensign Resource Service Group	53,000	789,674
			Input/Output [a]	300,000	1,614,000
Financial Intermediaries – 9.3%
Insurance - 5.1%					2,403,674
ProAssurance Corporation [a]	47,155	1,272,713
White Mountains Insurance Group [c]	4,000	1,580,000	Oil and Gas - 1.6%
Zenith National Insurance	59,000	1,681,500	Tom Brown [a]	50,000	1,389,500

		4,534,213	Precious Metals and Mining - 7.9%
			AngloGold ADR [b]	25,000	797,500
Securities Brokers - 1.4%			†Apex Silver Mines [a]	100,000	1,475,000
E*TRADE Group [a]	150,000	1,275,000	Glamis Gold [a]	125,000	1,433,750
			Goldcorp	180,000	2,160,000
Other Financial Intermediaries - 2.8%			†Meridian Gold [a]	99,800	1,146,702
†TSX Group	120,000	2,434,077
					7,012,952
Total (Cost $4,622,704)		8,243,290
			Total (Cost $8,749,421)		10,806,126
Financial Services – 1.7%
Information and Processing - 1.1%			Technology – 13.7%
†eFunds Corporation [a]	85,000	980,050	Components and Systems - 1.6%
			REMEC [a]	200,000	1,392,000
Investment Management - 0.6%
U.S. Global Investors Cl. A [a,c]	295,605	546,869	Distribution - 1.2%
			Richardson Electronics	129,000	1,044,900
Total (Cost $1,566,006)		1,526,919
			Internet Software and Services - 1.6%
Health – 10.4%			†Overstock.com [a,c]	100,000	1,451,000
Drugs and Biotech - 8.8%
Antigenics [a,c]	80,000	921,600	IT Services - 3.0%
†Durect Corporation [a,c]	220,000	530,200	Perot Systems Cl. A [a]	140,500	1,596,080
Emisphere Technologies [a]	200,000	720,000	Syntel [a]	70,000	1,101,100
Endo Pharmaceuticals Holdings [a]	100,000	1,692,000
Lexicon Genetics [a]	200,000	1,342,000			2,697,180
Perrigo Company	87,300	1,365,372
VIVUS [a,c]	250,000	1,285,000	Semiconductors and Equipment - 1.9%
			Exar Corporation [a]	50,000	791,500
		7,856,172	†ParthusCeva [a,c]	109,600	893,240

Personal Care - 1.6%					1,684,740
Ocular Sciences [a]	70,000	1,389,500
			Software - 1.6%
Total (Cost $7,522,624)		9,245,672	Lightspan [a]	750,000	508,500
			Transaction Systems Architects Cl. A [a]	100,000	896,000
Industrial Products – 9.1%
Building Systems and Components - 2.9%					1,404,500
Simpson Manufacturing [a]	70,000	2,562,000

Construction Materials - 2.7%
Florida Rock Industries	58,350	2,408,688

42 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003

ROYCE FOCUS TRUST, INC.

SCHEDULE OF INVESTMENTS			JUNE 30, 2003 (UNAUDITED)

				PRINCIPAL
	SHARES	VALUE		AMOUNT	VALUE

Technology (continued)			U.S. TREASURY OBLIGATIONS – 6.0%
Telecommunication - 2.8%			U.S. Treasury Notes
Anaren [a,c]	140,000	$1,311,800	7.25%, due 8/15/04	$5,000,000	$5,344,725
†ViaSat [a,c]	83,700	1,200,258
			TOTAL U.S. TREASURY OBLIGATIONS
		2,512,058	(Cost $5,033,324)		5,344,725

Total (Cost $10,466,402)		12,186,378	REPURCHASE AGREEMENT – 9.5%
			State Street Bank & Trust Company, 0.30% dated 6/30/03, due 7/1/03, maturity value $8,442,070 (collateralized by U.S. Treasury Bonds, 6.375% due 8/15/27, valued at $8,613,909)
TOTAL COMMON STOCKS
(Cost $49,336,171)		66,458,817

	PRINCIPAL		(Cost $8,442,000)		8,442,000
	AMOUNT
			TOTAL INVESTMENTS – 99.4%
CORPORATE BONDS – 3.3%			(Cost $69,948,953)		88,210,927
E*TRADE Group 6.00%
Conv. Sub. Note due 2/1/07	$3,000,000	2,940,000	CASH AND OTHER ASSETS
			LESS LIABILITIES – 0.6%		519,568
TOTAL CORPORATE BONDS
(Cost $2,226,761)		2,940,000	NET ASSETS – 100%		$88,730,495

GOVERNMENT BONDS – 5.7%
New Zealand 6.50%, due 2/15/06	8,250,000	5,025,385

TOTAL GOVERNMENT BONDS
(Cost $4,910,697)		5,025,385

[a]	Non-income producing.
[b]	American Depository Receipt.
[c]	A portion of these securities were on loan at June 30, 2003. Total market value of loaned securities at June 30, 2003 was $3,305,289.
†	New additions in 2003.
Bold indicates the Fund’s largest 20 equity holdings in terms of June 30, 2003 market value.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $70,316,034. At June 30, 2003, net unrealized appreciation for all securities was $17,894,893, consisting of aggregate gross unrealized appreciation of $19,366,001 and aggregate gross unrealized depreciation of $1,471,108. The primary differences in book and tax basis cost is the timing of the recognition of losses on securities sold and amortization of discount for book and tax purposes.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 43

ROYCE FOCUS TRUST, INC.

STATEMENT OF ASSETS AND LIABILITIES	JUNE 30, 2003 (UNAUDITED)
ASSETS:
Investments at value (identified cost $61,506,953)	$79,768,927
Repurchase agreement (at cost and value)	8,442,000
Cash	517
Collateral from brokers on securities loaned	3,403,611
Receivable for investments sold	284,594
Receivable for dividends and interest	370,313
Prepaid expenses	11,545

Total Assets	92,281,507

LIABILITIES:
Payable for collateral on securities loaned	3,403,611
Payable for investment advisory fee	56,720
Preferred dividends accrued but not yet declared	33,112
Accrued expenses	57,569

Total Liabilities	3,551,012

Net Assets	$88,730,495

ANALYSIS OF NET ASSETS:
PREFERRED STOCK:
Par value of 7.45% Cumulative Preferred Stock – $0.001 per share; 800,000 shares outstanding	$800
Additional paid-in capital	19,999,200

Net Assets applicable to Preferred Stock at a liquidation value of $25 per share	20,000,000

COMMON STOCK:
Par value of Common Stock – $0.001 per share; 9,241,025 shares outstanding (100,000,000 shares authorized)	9,241
Additional paid-in capital	45,713,027
Undistributed net investment income	165,852
Accumulated net realized gain on investments	5,356,492
Net unrealized appreciation on investments	18,263,995
Quarterly and accrued distributions	(778,112)

Net Assets applicable to Common Stock (net asset value per share – $7.44)	68,730,495

Net Assets	$88,730,495

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

44 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003

ROYCE FOCUS TRUST, INC.

STATEMENT OF OPERATIONS	SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)
INVESTMENT INCOME:
Income:
Interest		$401,058
Dividends		197,770

Total income		598,828

Expenses:
Investment advisory fees		392,077
Custody and transfer agent fees		38,899
Stockholder reports		26,154
Professional fees		25,830
Directors’ fees		15,771
Administrative and office facilities expenses		6,178
Other expenses		27,244

Total expenses		532,153
Fees waived by investment adviser		(99,177)

Net expenses		432,976

Net investment income		165,852

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments		4,290,829
Net change in unrealized appreciation on investments		7,062,848

Net realized and unrealized gain on investments		11,353,677

NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS		$11,519,529

STATEMENTS OF CHANGES IN NET ASSETS
	Six months ended June 30, 2003 (unaudited)	Year ended December 31, 2002

INVESTMENT OPERATIONS:
Net investment income (loss)	$165,852	(103,396)
Net realized gain on investments	4,290,829	1,317,847
Net change in unrealized appreciation on investments	7,062,848	(8,047,125)

Net increase (decrease) in net assets from investment operations	11,519,529	(6,832,674)

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	(272,620)
Net realized gain on investments	–	(1,217,380)
Quarterly distributions*	(745,000)	–

Total distributions to Preferred Stockholders	(745,000)	(1,490,000)

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	(150,865)
Net realized gain on investments	–	(673,654)

Total distributions to Common Stockholders	–	(824,519)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	–	449,516

NET INCREASE (DECREASE) IN NET ASSETS	10,774,529	(8,697,677)
NET ASSETS:
Beginning of period	77,955,966	86,653,643

End of period (including undistributed net investment income of $165,852 in 2003)	$88,730,495	$77,955,966

* To be allocated to net investment income and capital gains at year-end.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 45

ROYCE FOCUS TRUST, INC.

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	Six months ended		Years ended December 31,
	June 30, 2003
	(unaudited)		2002	2001	2000	1999	1998

NET ASSET VALUE, BEGINNING OF PERIOD	$6.27		$7.28	$6.77	$5.94	$5.63	$6.04

INVESTMENT OPERATIONS:
Net investment income (loss)	0.02		(0.01)	0.05	0.12	0.08	0.12
Net realized and unrealized gain (loss) on investments	1.23		(0.74)	0.79	1.26	0.58	(0.35)

Total investment operations	1.25		(0.75)	0.84	1.38	0.66	(0.23)

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–		(0.03)	(0.04)	(0.03)	(0.01)	(0.16)
Net realized gain on investments	–		(0.13)	(0.13)	(0.14)	(0.17)	(0.02)
Quarterly distributions *	(0.08)		–	–	–	–	–

Total distributions to Preferred Stockholders	(0.08)		(0.16)	(0.17)	(0.17)	(0.18)	(0.18)

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–		(0.02)	(0.03)	(0.06)	(0.01)	–
Net realized gain on investments	–		(0.07)	(0.11)	(0.28)	(0.14)	–

Total distributions to Common Stockholders	–		(0.09)	(0.14)	(0.34)	(0.15)	–

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	–		(0.01)	(0.02)	(0.04)	(0.02)	–

Total capital stock transactions	–		(0.01)	(0.02)	(0.04)	(0.02)	–

NET ASSET VALUE, END OF PERIOD	$7.44		$6.27	$7.28	$6.77	$5.94	$5.63

MARKET VALUE, END OF PERIOD	$6.77		$5.56	$6.65	$5.69	$4.72	$4.88

TOTAL RETURN (a):
Market Value	21.8	%***	(15.1)%	19.7%	27.9%	(0.3)%	(3.7)%
Net Asset Value	18.7	%***	(12.5)%	10.0%	20.9%	8.7%	(6.8)%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses (b,c)	1.48	%**	1.88%	1.47%	1.44%	1.51%	1.62%
Management fee expense	1.00	%**	1.13%	1.11%	1.00%	1.00%	1.14%
Other operating expenses	0.48	%**	0.75%	0.36%	0.44%	0.51%	0.48%
Net investment income (loss)	0.57	%**	(0.16)%	0.70%	1.93%	1.47%	1.95%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$88,730		$77,956	$86,654	$80,933	$71,003	$67,457
Portfolio Turnover Rate	34%		61%	54%	69%	60%	90%
PREFERRED STOCK:
Total shares outstanding	800,000		800,000	800,000	800,000	800,000	800,000
Asset coverage per share	$110.91		$97.44	$108.32	$101.17	$88.75	$84.32
Liquidation preference per share	$25.00		$25.00	$25.00	$25.00	$25.00	$25.00
Average market value per share (d)	$25.62		$25.64	$25.09	$22.23	$24.00	$25.16

(a)	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.
(b)	Expense ratios based on total average net assets were 1.10%, 1.43%, 1.11%, 1.05%, 1.06% and 1.16% for the periods ended June 30, 2003 and December 31, 2002, 2001, 2000, 1999 and 1998, respectively.
(c)	Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.82%, 2.06%, 1.69%, 1.81%, 1.93% and 1.88% for the periods ended June 30, 2003 and December 31, 2002, 2001, 2000, 1999 and 1998, respectively.
(d)	The average of month-end market values during the period.

*	To be allocated to net investment income and capital gains at year-end.
**	Annualized.
***	Not annualized.

46 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003

ROYCE FOCUS TRUST, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Summary of Significant Accounting Policies:

      Royce Focus Trust, Inc. (the “Fund”) is a diversified closed-end investment company. The Fund commenced operations on March 2, 1988 and Royce & Associates, LLC (“Royce”) assumed investment management responsibility for the Fund on November 1, 1996.
      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
      Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on the valuation date. Securities listed on an exchange or the Nasdaq National Market System (NMS) are valued at their last reported sales price or official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq NMS securities. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund’s Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Investment Transactions and Related Investment Income:
      Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
      The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Fund’s Directors to defer the receipt of all or a portion of Directors’ Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Taxes:
      As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Income Tax Information”.

Distributions:
      Distributions to Common Stockholders are recorded on the ex-dividend date and paid annually in December. Distributions to Preferred Stockholders are recorded on an accrual basis and paid quarterly. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Repurchase Agreements:
      The Fund enters into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company (“SSB&T”), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

Securities Lending:
      The Fund loans securities to qualified institutional investors for the purpose of realizing additional income. This income is included in interest income. Collateral on all securities loaned for the Fund is accepted in cash and is invested temporarily, typically, and specifically at June 30, 2003, in a registered money market fund, by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities.

THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 47

ROYCE FOCUS TRUST, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

Capital Stock:

      The Fund currently has 800,000 shares of 7.45% Cumulative Preferred Stock outstanding. The stock has a liquidation preference of $25.00 per share.
      Under the Investment Company Act of 1940, the Fund is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. The Fund has met these requirements since issuing the Preferred Stock.
      The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital.
      The Fund issued 79,701 shares of Common Stock as reinvestment of distributions by Common Stockholders for the year ended December 31, 2002.

Investment Advisory Agreement:

      The Investment Advisory Agreement between Royce and the Fund provides for fees to be paid at an annual rate of 1.0% of the average daily net assets of the Fund. Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the Preferred Stock’s dividend rate.
      For the six months ended June 30, 2003, the Fund accrued and paid Royce advisory fees totaling $292,900, which is net of $99,177 voluntarily waived by Royce.

Purchases and Sales of Investment Securities:
For the six months ended June 30, 2003, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $23,629,502 and $23,175,577, respectively.
48 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003

POSTSCRIPT

VALUEBALL

          “With the first pick in the 2003 NBA draft, the Cleveland Cavaliers select LeBron James of St. Vincent-St. Mary High School.” So began another season of hope for another beleaguered franchise in the world of professional sports. LeBron is perhaps the most heralded basketball player to enter the pros since Michael Jordan. He may also be the most over-hyped. At the tender age of 18, he signed a $90 million contract with Nike before he ever played a minute of basketball beyond the high-school level. Other sports are hardly immune to the same manic thinking whereby an untried rookie is suddenly transformed into the Next Big Thing. Such is the heady bliss conjured by the magic word “potential.” Talent evaluation is, after all, an imperfect art. It is extraordinarily difficult to look at a young athlete playing at one level and determine how that same person might perform at the next.

          This is especially the case in baseball, by far the most challenging sport in which to project talent. (It also holds true for stock selection.) Yet some of the sport’s more shop-worn methods are changing and might soon be swept aside with the success of Michael Lewis’s bestseller, Moneyball, which focuses on Oakland Athletics General Manager Billy Beane. For the last several years, Beane has put together highly competitive teams with less than half the budget of a high-priced squad like the Yankees, Dodgers or Mets. One might say that he puts together teams in much the same way that we try to select stocks. He tends to gravitate toward players that many other scouts and general managers have ignored, believing in his own standards of player value as opposed to what others think will work best.

          Beane is a disciple of Bill James (no relation to LeBron), author of the occasionally maligned but obsessively studied tome The Baseball Abstract. Just as Benjamin Graham is the father of value investing, James (who first began publishing his reports in 1977) is the father of what has come to be called sabermetrics. Sabermetrics involves a combination of statistical analysis and subjective evaluation to obtain rational, objective information about a player’s abilities. For example, baseball people seldom looked at on-base-percentage (OBP), they thought mostly of a player’s batting average until Bill James. James pointed out that a player with a batting average of .275 and an OBP of .355 was more productive than one hitting .295 with an OBP of only .315 because, while he hit for a lower average, he was able to get on base more frequently by drawing walks more effectively than the latter player.

          We think that this effective measure of offensive efficiency bears comparison with Ben Graham’s notion of net net working capital. In Graham’s now-classic formulation, he looked at the worth of a company once all debts were paid. The remaining assets were what he used as the basis of a company’s valuation. In each case, a progressive thinker created a rational method of measuring value that flew in the face of conventional wisdom but that ultimately proved to be very successful. Here at Royce, we continue to use variations on Ben Graham’s method as one means of estimating company valuations.

          We see other parallels between the approach that James pioneered and our own methods of selecting securities. Like us, he is less enthralled with potential and concentrates instead on historical results. He has repeatedly questioned the validity of accepted ideas and has displayed a stubborn confidence in his work (as we did back in the ’70s, by insisting that value investing would indeed work in the small-cap world). He has seen qualities in players that others failed to notice and pointed out that quality athletes were often not the high-paid superstars most people thought a necessary part on any winning team.
          Of course, if our evaluations were as astute as his usually are, we might be using this space to discuss triple-digit mutual fund returns. Maybe we could hire him away from the Red Sox.

TheRoyceFunds

1414 AVENUE OF THE AMERICAS • NEW YORK, NY 10019

(l-r) Whitney George, Buzz Zaino, Chuck Royce,
Jack Fockler, Charlie Dreifus

WEALTH OF EXPERIENCE

With approximately $10.7 billion in total assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 25 years. Charles M. Royce, our Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. He is supported by a senior staff that includes five Portfolio Managers and a Managing Director, as well as nine analysts and five traders.

MULTIPLE FUNDS, COMMON FOCUS

Our goal is to offer both individual and institutional investors the best available small-cap value portfolios. Unlike a lot of fund groups with broad product offerings, we have chosen to concentrate on small-company value investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

CONSISTENT DISCIPLINE

Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

CO-OWNERSHIP OF FUNDS

It is important that our employees and shareholders share a common financial goal; our officers, employees and their affiliates currently have approximately $48 million invested in The Royce Funds.

GENERAL INFORMATION Additional Report Copies (800) 221-4268 EQUISERVE Transfer Agent and Registrar (800) 426-5523	BROKER/DEALER SERVICES
For Fund Materials and Performance Updates
(800) 59-ROYCE (597-6923)

ADVISOR SERVICES
For Fund Materials, Performance Updates,
Transactions or Account Inquiries
(800) 33-ROYCE (337-6923)

www.roycefunds.com

CE-SA-0603

Item 2: Code(s) of Ethics - Not applicable to this semi-annual report.

Item 3: Audit Committee Financial Expert - Not applicable to this semi-annual report.

Item 4: Principal Accountant Fees and Services - Not applicable to this semi-annual report.

Item 5: Reserved.

Item 6: Reserved.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not applicable to this semi-annual report.

Item 8: Reserved.

Item 9: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Controls. There were no significant changes in Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10: Exhibits attached hereto. (Attach certifications as exhibits)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE MICRO-CAP TRUST, INC.

BY:	/s/ Charles M. Royce
Charles M. Royce
President

Date: August 20, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE MICRO-CAP TRUST, INC.

BY:	/s/ Charles M. Royce
Charles M. Royce
President

Date: August 20, 2003

ROYCE MICRO-CAP TRUST, INC.

BY:	/s/ John D. Diederich
John D. Diederich
Chief Financial Officer

Date: August 20, 2003